                                                                  Exhibit 10.10



                             AMENDED AND RESTATED

                                LOAN AGREEMENT

                                  DATED AS OF

                                March 27, 1997


                                 by and among


                    GULF STATES TRANSMISSION SYSTEMS, INC.,
                                  as Borrower

                                  THE LENDERS
                              (as herein defined)


                                      and


                               NATIONSBANK, N.A.
                           as Agent and as a Lender

                               TABLE OF CONTENTS
                               -----------------

SECTION 1  DEFINITIONS AND ACCOUNTING TERMS...................................2
           --------------------------------
     1.01 Definitions.........................................................2
          -----------
     1.02 Computation of Time Periods........................................15
          ---------------------------
     1.03 Accounting Terms...................................................15
          ----------------
     1.04 Agreements Modified................................................15
          -------------------

SECTION 2  THE LOANS.........................................................16
           ---------
     2.01 Term Loan Commitment...............................................16
          --------------------
     2.02 Term Loan Notes....................................................16
          ---------------
     2.03 Repayment of Principal.............................................16
          ----------------------
     2.04 Interest...........................................................16
          --------
     2.05 Election of Loan Type..............................................17
          ---------------------
     2.06 Prepayments........................................................17
          -----------

SECTION 3  ADDITIONAL PROVISIONS REGARDING LOANS.............................18
           -------------------------------------
     3.01 Increased Costs, Illegality, etc...................................18
          --------------------------------
     3.02 Capital Adequacy...................................................19
          ----------------
     3.03 Compensation.......................................................20
          ------------
     3.04 Taxes..............................................................21
          -----
     3.05 Change of Lending Offices..........................................24
          -------------------------
     3.06 Payments and Computations..........................................24
          -------------------------
     3.07 Pro Rata Treatment.................................................24
          ------------------
     3.08 Sharing of Payments................................................25
          -------------------
     3.09 Fees...............................................................25
          ----

SECTION 4  CONDITIONS PRECEDENT..............................................26
           --------------------
     4.01 Conditions to Closing..............................................26
          ---------------------
     4.02 Conditions to Effectiveness........................................27
          ---------------------------

SECTION 5  REPRESENTATIONS AND WARRANTIES....................................29
           ------------------------------
     5.01 Organization and Good Standing.....................................29
          ------------------------------
     5.02 Due Authorization..................................................29
          -----------------
     5.03 No Conflicts.......................................................29
          ------------
     5.04 Consents...........................................................29
          --------
     5.05 Enforceable Obligations............................................30
          -----------------------
     5.06 Financial Condition................................................30
          -------------------
     5.07 No Default.........................................................30
          ----------
     5.08 Liens..............................................................30
          -----
     5.09 Indebtedness.......................................................30
          ------------
     5.10 Litigation.........................................................30
          ----------
     5.11 Material Agreements................................................31
          -------------------
     5.12 Taxes..............................................................31
          -----
     5.13 Compliance with Law................................................31
          -------------------
     5.14 ERISA..............................................................31
          -----


      5.15 Subsidiaries.....................................................32
           ------------
      5.16 Use of Proceeds; Margin Stock....................................32
           -----------------------------
      5.17 Government Regulation............................................32
           ---------------------
      5.18 Patents, etc. ...................................................32
           ------------
      5.19 Solvency.........................................................32
           --------
      5.20 Business Activities..............................................32
           -------------------
      5.21 Property Interests...............................................32
           ------------------
      5.22 Perfected Security Interest......................................33
           ---------------------------
      5.23 Project Documents................................................33
           -----------------
      5.24 Full Disclosure..................................................33
           ---------------
      5.25 Environmental Compliance.........................................33
           ------------------------

SECTION 6 AFFIRMATIVE COVENANTS.............................................33
          ---------------------
      6.01 Information Covenants............................................33
           ---------------------
      6.02 Preservation of Existence and Franchises.........................36
           ----------------------------------------
      6.03 Books, Records and Inspections...................................36
           ------------------------------
      6.04 Compliance with Law..............................................36
           -------------------
      6.05 Payment of Taxes and Other Indebtedness..........................37
           ---------------------------------------
      6.06 Insurance........................................................37
           ---------
      6.07 Maintenance of Property..........................................40
           -----------------------
      6.08 Performance of Obligations.......................................40
           --------------------------
      6.09 ERISA............................................................40
           -----
      6.10 Use of Proceeds..................................................41
           ---------------
      6.11 Financial Covenants..............................................41
           -------------------

SECTION 7 NEGATIVE COVENANTS................................................41
          ------------------
      7.01 Indebtedness.....................................................41
           ------------
      7.02 Liens............................................................42
           -----
      7.03 Guaranty Obligations.............................................42
           --------------------
      7.04 Nature of Business...............................................42
           ------------------
      7.05 Consolidation, Merger, Sale or Purchase of Assets, etc. .........42
           ------------------------------------------------------
      7.06 Advances, Investments and Loans..................................42
           -------------------------------
      7.07 Transactions with Affiliates.....................................43
           ----------------------------
      7.08 Operating Lease Obligations......................................43
           ---------------------------
      7.09 Limitation on Further Negative Pledges...........................43
           --------------------------------------
      7.10 Project Contracts................................................43
           -----------------
      7.11 Restricted Payments..............................................43
           -------------------
      7.12 Environmental Issues.............................................43
           --------------------
      7.13 Subsidiaries.....................................................44
           ------------

SECTION 8 EVENTS OF DEFAULT.................................................44
          -----------------
      8.01 Events of Default................................................44
           -----------------

SECTION 9 AGENCY PROVISIONS.................................................48
          -----------------
      9.01 Appointment......................................................48
           -----------
      9.02 Delegation of Duties.............................................48
           --------------------
      9.03 Exculpatory Provisions...........................................48
           ----------------------

    9.04    Reliance on Communications...................................... 49
            --------------------------
    9.05    Notice of Default............................................... 49
            -----------------
    9.06    Non-Reliance on Agent and Other Lenders......................... 49
            ---------------------------------------
    9.07    Indemnification................................................. 50
            ---------------
    9.08    Agent in its Individual Capacity................................ 50
            --------------------------------
    9.09    Successor Agent................................................. 51
            ---------------
SECTION 10  MISCELLANEOUS................................................... 51
            -------------
    10.01   Notices......................................................... 51
            -------
    10.02   Right of Set-Off................................................ 52
            ----------------
    10.03   Benefit of Agreement............................................ 52
            --------------------
    10.04   No Waiver; Remedies Cumulative.................................. 53
            ------------------------------
    10.05   Payment of Expenses, etc........................................ 54
            ------------------------
    10.06   Amendments, Waivers and Consents................................ 55
            --------------------------------
    10.07   Counterparts.................................................... 55
            ------------
    10.08   Headings........................................................ 56
            --------
    10.09   Survival........................................................ 56
            --------
    10.10   Governing Law: Submission to Jurisdiction: Venue................ 56
            ------------------------------------------------
    10.11   Severability.................................................... 57
            ------------
    10.12   Entirety........................................................ 57
            --------
    10.13   Survival........................................................ 57
            --------
    10.14   Effectiveness................................................... 57
            -------------

SCHEDULES

Schedule 1.01(a)     Lender Information
Schedule 1.01(b)     Applicable Margin
Schedule 1.01(c)     Description of the Project
Schedule 5.10        Litigation
Schedule 5.22        Recordings and Filings
Schedule 5.25        Hazardous Materials
Schedule 7.01(a)     Indebtedness
Schedule 7.02        Permitted Liens

EXHIBITS

Exhibit 2.02         Form of Notes
Exhibit 2.05         Form of Notice of Extension/Conversion
Exhibit 3.04(f)      Form of U.S. Tax Compliance Certificate
Exhibit 4.02(a)      Form of Assignment and Acceptance
Exhibit 4.02(b)      Form of Assignment and Assumption Agreement
Exhibit 6.01(d)      Form of Borrower Certificate
Exhibit 8.01(iv)(A)  Form of Assignment Agreement
Exhibit 8.01(iv)(B)  Form of Consent and Agreement

                             AMENDED AND RESTATED
                                LOAN AGREEMENT

      THIS AMENDED AND RESTATED LOAN AGREEMENT, dated as of March 27, 1997 (the "Loan Agreement"), is among GULF STATES TRANSMISSION SYSTEMS, INC., a Delaware
 --------------
corporation (the "Borrower"), the several banks and other financial institutions
                  --------
from time to time parties to this Agreement (the "Lenders") and NATIONSBANK,
                                                  -------
N.A. (formerly known as NationsBank, N.A. (Carolinas)), a national banking association, as agent for the Lenders hereunder (in such capacity, the "Agent").
                                                                        -----

                             W I T N E S S E T H:
                             -------------------

      WHEREAS, Gulf States FiberNet, a Georgia general parntership ("FiberNet"),
                                                                     --------
the Agent and the Lenders identified therein are parties to a Loan Agreement dated as of July 25, 1995 (as amended and modified prior to the Effective Date (as defined in Section 1.01), the "Prior Agreement");
                                   ---------------

      WHEREAS, the Agent as of the Effective Date and after giving effect to the Assignment and Acceptances (as defined in Section 1.01) will be the sole Lender party to the Prior Agreement;

      WHEREAS, the Borrower as of the Effective Date will have assumed all of FiberNet's rights and obligations under the Prior Agreement pursuant to the terms of the Assignment and Assumption Agreement (as defined in Section 1.01);

      WHEREAS, the Borrower has expressed its desire to refinance amounts owing under the Prior Agreement and has requested that the Lenders provide on the Effective Date a term loan in an aggregate amount of $41,600,000 pursuant to the terms hereof;

      WHEREAS, the Borrower will use the proceeds of the term loan for the purpose of refinancing the Project Finance Loan (as defined in Section 1.01);

      WHEREAS, the Lenders have agreed to make the requested term loan to the Borrower on the terms and conditions hereinafter set forth, such terms and conditions to become effective on the Effective Date;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree to amend and restate the Prior Agreement in its entirety as follows, such amendment and restatement to become effective on the Effective
Date:

                                   SECTION 1

                        DEFINITIONS AND ACCOUNTING TERMS
                        --------------------------------

     1.01 Definitions.
          -----------

     As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires. Defined term herein shall not include in the singular number the plural and in the plural the singular:

          "Adjusted LIBOR Rate Reserve Percentage" means, for the Interest
           --------------------------------------
     Period associated with each LIBOR Loan, the percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirements (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including eurocurrency liabilities, as such term is defined in Regulation D (or with respect to any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Leases is determined) having a term equal to the Interest Period for which such Adjusted LIBOR Rate Reserve Percentage is determined.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
     directly or indirectly controlling by or under direct or indirect common control with such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors of such corporation or (ii) to direct or cause direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "Agents Fee Letter" means that certain letter agreement, dated as of
           -----------------
     March __, 1997, between the Agent and the Borrower, as amended, modified, supplemented, or replaced from time to time.

          "Annualized Operating Cash Flow" means, for any date, (i) on or prior
           ------------------------------
     May 31, 1997, the annualized Operating Cash Flow (calculated on a rolling basis) for the actual months ended since October 31, 1996 (for example, on March 31, 1997, Annualized Operating Cash Flow would equal the product of
     (A) the sum of Operating Cash Flow for each of the months ended November 30, 1996, December 31, 1996, January 31, 1997, February 28, 1997 and March 31, 1997 multiplied by (B) 2.4) and (ii) after May 31, 1997, Operation Cash Flow for the six-month period most recently ended multiplied by two.

          "Applicable Margin" means, for any type of Loan, the rate per annum
           -----------------
     set forth under the relevant column heading on Schedule 1.01(b).
                                                    ---------------

     "Assignment and Acceptances" means Assignment and Acceptance agreements,
      --------------------------
substantially in the same form as Exhibit 4.02(a), dated as of the Effective
                                  ---------------
Date, one such agreement to be executed by The Fuji Bank, Limited and NationsBank, N.A., the other such agreement to be executed by MeesPierson N.V. and NationsBank, N.A., and each such agreement to be acknowledged by FiberNet and the Agent under the Prior Agreement.

     "Assignment and Assumption Agreement" means an Assignment and Assumption
      -----------------------------------
Agreement, substantially in the same form as Exhibit 4.02(b), dated as of the
                                             ---------------
Effective Date and executed by the Borrower and FiberNet.

     "Assignments" means those certain assignments executed by FiberNet in
      -----------
connection with certain of the Project Contracts, each dated as of July 25, 1995 and each naming the Agent as assignee.

     "Bankruptcy Code" has the meaning specified in Section 8.01(e).
      ---------------

     "Base Rate" means the rate of interest per annum that is the greater of (i)
      ---------
the Prime Rate, and (ii) the Federal Funds Rate plus 0.5%.
                                                ----

     "Base Rate Loan" means a Loan which bears interest based on the Base Rate.
      --------------

     "Bond Proceeds" means proceeds received from issuance of the Bonds, net of
      -------------
customary and reasonable fees and expenses associated therewith.

     "Bonds" means the Senior Notes due 2007 to be issued by ITC (Delta)
      -----
DeltaCom, Inc. in an aggregate principal amount at maturity of $335,000,000.

     "Business Day" means any day other than a Saturday, a Sunday, a legal
      ------------
holiday or a day on which banking institutions are authorized by law or other governmental action to close in Charlotte, North Carolina; except that in the case of LIBOR Loans, such day is also a day on which dealings between banks are carried on in U.S. dollar deposits in the London interbank market.

     "Capitalized Lease" means the obligations of a Person as lessee under
      -----------------
leases that have been, or should be, characterized as capitalized leases in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

     "Cash Equivalents" means (i) securities issued or directly and fully
      ----------------
guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits, Eurodollar certificates of deposit of (x) any Lender or (y) the First National Bank of West Point, Georgia (any such bank being an "Approved Bank"), in each case with maturities of not more than six months from the date of acquisition, and, in the case of the First National Bank of West Point, provided that no more than $500,000 is invested with such bank at
               --------
any one time, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition and
(iv) repurchase agreements with a bank or trust company (including the Agent) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in while the Borrower shall have a perfected first priority security interest (subject to no other liens or encumbrances) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations.

     "Change of Control" means the Pledgor shall fail to own beneficially,
      -----------------
directly or indirectly, 95% of the voting securities of the Borrower, other than as a result of a public offering.

     "Closing Date" means the date as of which this Loan Agreement is executed
      ------------
by the Borrower, the Lenders and the Agent.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time.

     "Consents" means those certain Consent and Agreements executed by
      --------
FiberNet's counterparty(ies) in connection with each of the Specified Project Contracts, each dated as of July 25, 1995 and each acknowledging an assignment of a Project Contract to the Agent as assignee.

     "Consistent Basis" or "consistent basis" means, with regard to the
      ----------------
application of accounting principles, accounting principles consistent in all material respects with the accounting principles used and applied in preparation of the financial statements previously delivered to the Agent and referred to in Section 5.06 except as to changes required, or changes permitted and as to which the Borrower's independent public accountants have concurred, by Generally Accepted Accounting Principles.

     "Construction Contract" means, collectively, those contracts between
      ---------------------
FiberNet and any third party providing construction services or other services relating to the construction of the Project.

     "Controlled Group" means (i) the controlled group of corporations as
      ----------------
defined in Section 414(b) of the Code and the applicable regulations thereunder, or (ii) the group of trades or businesses under common control as defined in
Section 414(c) of the Code and the applicable regulations thereunder, of which the Borrower is a part or may become a part.

     "Default" means any event, act or condition which with notice or lapse of
      -------
time, or both, would constitute an Event of Default.

     "Default Rate" has the meaning specified in Section 2.04(c).
      ------------

     "Dollar" and "$" means dollars in lawful currency of the United States of
      ------       -
America.

     "Effective Date" means the date on or after the Closing Date (but prior to
      --------------
May 1, 1997) on which the conditions set forth in Section 4.02 have been satisfied or waived (any such waiver to be in accordance with the terms of Section 10.06 of the Prior Agreement) in accordance with the introductory paragraph of Section 4.02.

     "Environmental Laws" means any and all federal, state and local laws,
      ------------------
rules,regulations, standards and ordinances relating to or regulating environmental conditions, the use or disposal of Hazardous Materials, or human health or safety, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act, the Resource Conservation and Recovery Act, the Clean Water Act and other analogous state and local laws, rules and regulations.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and the
      -----
regulations promulgated and the rulings issued thereunder, as each is amended from time to time.

     "ERISA Affiliate" means each person (as defined in Section 3(9) of ERISA)
      ---------------
which together with the Borrower or any Affiliate would be deemed to be a member of the same "controlled group" within the meaning of Section 414(b), (c) and (m) of the Code.

     "ERISA Agreement" means that certain Escrow Agreement to be entered into
      ---------------
among the Borrower and the Escrow Agent (as defined in the offering memorandum relating to the Bonds) in connection with the Bonds, as the same may be amended or modified from time to time, or, if no such agreement is executed, the terms and conditions upon which the Escrow Agent holds the Bond Proceeds as set forth in the offering memorandum relating to the Bonds.

     "Event of Default" has the meaning specified in Section 8.
      ----------------

    "Facilities and Services Agreement" means the Sprint Communications Company
     ---------------------------------
Facilities and Services Agreement dated January 26, 1995 between Sprint Communications and Interstate FiberNet, which was assigned by Interstate FiberNet to FiberNet in accordance with an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

     "FCC" means the Federal Communications Commission, and any successor agency
      ---
thereto.

     "Federal Funds Rate" means, for any day, the weighted average of the rates
      ------------------
on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average quotations, for the day, of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

     "Funded Debt" means, as to any Person, (i) all Indebtedness of such Person
      -----------
for borrowed money, or which has been incurred in connection with the acquisition of assets, in each case whether having a final maturity of more or less than one year from the date of origin thereof, (ii) all Capitalized Lease obligations of such Person, and (iii) all Guaranty Obligations and contingent obligations, including letter of credit and purchase obligations, of such Person.

     "Generally Accepted Accounting Principles" means generally accepted
      ----------------------------------------
accounting principles in the United States in effect as of the date of this Loan Agreement.

     "Guaranty Obligations" means, with respect to any Person, any obligations
      --------------------
(other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or other obligation or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of such Indebtedness or obligation or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements), (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness or obligation, or (iv) to otherwise assure or hold harmless the owner of such Indebtedness or obligation against loss in respect thereof. The amount of Guaranty Obligations hereunder shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness or obligation in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated amount in respect thereof (assuming such other Person is required to perform thereunder) as determined in good faith.

     "Hazardous Materials" means any hazardous or toxic substances, materials or
      -------------------
wastes, including, but not limited to, those substances, materials or wastes (i) designated as a "hazardous waste" pursuant to the Resource Conservation and Recovery Act, (iii) defined as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, or listed pursuant to Section 307 of the Clean Water Act, (ii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act or (iv) substances similarly defined or listed in state and local laws and regulations regulating health, safety or the environment.

     "IC Railroad" means Illinois Central Railroad Company, a Delaware
      -----------
corporation.

     "IC Railroad Operating Agreement" means the Operating Agreement dated as of
      -------------------------------
August 11, 1994 between FiberNet and IC Railroad, as the same may be amended or modified from time to time.

     "IC Railroad Term Agreement" means the Term Agreement dated as of August
      --------------------------
11, 1994 between FiberNet and IC Railroad, as the same may be amended or modified from time to time.

     "Indebtedness" means without duplication, (i) all indebtedness for borrowed
      ------------
money, (ii) the deferred purchase price of assets or services which in accordance with Generally Accepted Accounting Principles would be shown to be a liability (or on the liability side of a balance sheet), (iii) all Guaranty Obligations, (iv) the maximum amount of all letters of credit issued or acceptance facilities established for the account of such Person and, without duplication, all drafts drawn thereunder (other than letters of credit (x) supporting other Indebtedness of the Person or (y) offset by a like amount of cash or government securities held in escrow to secure such letter of credit and draws thereunder), (v) all Capitalized Lease obligations, (vi) all indebtedness of another Person secured by any lien or any property of the Person, whether or not such indebtedness has been assumed, (vii) all obligations under take-or-pay or similar arrangements (but excluding operating lease obligations of the Borrower covered under Section 7.08) or under interest rate, currency, or commodities agreements, (viii) indebtedness created or arising under any conditional sale or title retention agreement, (ix) all obligations of the Person that may arise under swap or similar interest rate hedge agreements entered into with a party other than NationsBank, N.A. (or its predecessor, NationsBank, N.A. (Carolinas)) and (x) withdrawal liability or insufficiency under ERISA or under any qualified plan or related trust, but specifically excluding from the foregoing trade payables and accrued expenses arising or incurred in the ordinary course of business.

     "Interest Charges" means, for any period, all interest and amortization of
      ----------------
debt discount and expense on any particular indebtedness for which such calculations are being made.

     "Interest Coverage Ratio" means, at any date, the ratio of (i) Annualized
      -----------------------
Operating Cash Flow of the Borrower for such period to (ii) the annualized aggregate amount of interest due and payable by the Borrower with respect to Total Debt during the period used to calculate Annualized Operating Cash Flow pursuant to clause (i) above.

     "Interest Expense" means, for any period, the excess of (i) gross interest
      ----------------
expense for such period, determined in conformity with Generally Accepted Accounting Principles, over (ii) the sum of (a) interest income and (b) to the extent not included in the determination of such gross interest expense, the expensing of upfront costs or fees for such period associated with the execution and delivery of this Loan Agreement.

     "Interest Payment Date" means (i) as to LIBOR Loans, the last day of each
      ---------------------
Interest Period, or where the applicable Interest Period is more than 90 days, then the date

3 months from the beginning of the Internet Period and each 3 months thereafter, and (ii) as to Base Rate Loans, the first day of each calendar quarter beginning with the first of such dates to occur after the month of the Effective Date and continuing until the Loans are paid in full. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day, except that in the case of LIBOR Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day.

        "Interest Period" means, as to LIBOR Loans, a period of one, two or
         ---------------
three month's duration, as the Borrower may elect, commencing in each case, on the Effective Date: provided, however, (A) is any Interest Period would end on
                     --------  -------
a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that in the case of LIBOR Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceeding Business Day), (B) no Interest Period shall extend beyond the Maturity Date, and (C) in the case of LIBOR Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.


        "Interstate FiberNet" means Interstate FiberNet, a Georgia general
         -------------------
partnership.

        "Kansas City Southern" means Kansas City Southern Railway Company, a
         --------------------
Missouri corporation.

        "Kansas City Southern Operating Agreement" means the Operating Agreement
         ----------------------------------------
dated as of August 17, 1994 by and between FiberNet and Kansas City Southern, as the same may be amended or modified from time to time.

        "Lender Percentage" means, with respect to each Lender, the percentage
         -----------------
of the Loans provided by such Lender, as set forth on Schedule 1.01(a).
                                                      ----------------

        "Lending Office" means, as to any Lender, its office located at its
         --------------
address set forth on Schedule 1.01(a).
                     ----------------

        "LIBOR Loan" means a Loan which bears interest based on LIBOR.
         ----------

        "LIBOR" means, for any LIBOR Loan for any Interest Period therefor, an
         -----
interest rate per annum equal to the rate obtained by dividing (a) the rate per annum (rounded upward, if necessary, to the nearest 1/100,000 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (provided that if more than one rate is
                                   --------
specified on Telerate Page 3750, the applicable rate shall be the arithmetic mean of all such rates); provided, however, that if for any reason such rate is
                         --------  -------
not available, the term "LIBOR" shall mean, for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upward, if necessary, to the nearest 1/100,000 of

1%) appearing on Renters Screen LIBO Page (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period (provided that if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates), by (b) a percentage equal to 100% minus the Adjusted LIBOR Rate Reserve Percentage for such Interest Period.

        "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
         ----
arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction, or other similar recording or notice statute, and any lease in the nature thereof).

        "Loan" or "Loans" shall have the meanings given to such terms in Section
         ----
2.01 hereof.

        "Loan Documents" means this Loan Agreement, the Notes, the Pledge and
         --------------
Security Agreement, the Security Agreement, the Assignments,the Consents, the Assignment and Assumption Agreement, the Swap Documents and the Project Contracts.

        "Material Adverse Effect" means, as to any party, a material adverse
         -----------------------
effect on (i) the operations or financial condition of such party, (ii) the ability of such party to perform its obligations under this Loan Agreement, or
(iii) the validity or enforceability of any of the Loan Documents or the rights and remedies of the Lenders thereunder.

        "Material Default" means (i) any happening which would immediately or
         ----------------
with the passage of time give Sprint Communications a right to terminate the Telecommunications System Agreement and (ii) any happening which would create a default under such agreement and materially affect the construction, maintenance or operation of the fiber optic system which is the subject of such agreement.

        "Maturity Date" means the earlier of (i) the date on which all of the
         -------------
Bond Proceeds have been Released from Escrow and (ii) September 30, 1997; provided, however, that if the Bonds are outstanding on September 30, 1997 and
--------  -------
all of the Bond Proceeds have not been Release from Escrow as of such date, "Maturity Date" shall mean the earlier of (a) the date on which all of the Bond Proceeds have been Released from Escrow and (b) December 31, 1997.

        "Moody's" means Moody's Investors service, Inc., and any successor
         -------
thereof.

        "Multiemployer Plan" means at any time an employee pension benefit plan
         ------------------
that is a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the Controlled Group during such five year period.

     "Net Income" means, for any period, the net earnings (or net loss) of
      ----------
Borrower in each case determined in accordance with Generally Accepted Accounting Principles applied on a consistent basis.

     "Note" or "Notes" shall have the meanings given to such terms in Section
      ----
2.02 hereof.

     "Operating Cash Flow" means, for any Person for any period, the sum of (i)
      -------------------
Net Income for such period taken as a single accounting period plus (ii) the sum of the following amounts for such period to the extent included in the determination of such Net Income, without duplication: (a) depreciation expense,
(b) amortization expense and other non-cash charges reducing income, (c) Interest Expense and (d) total income tax expense.

     "PBGC" means the Pension Benefit Guaranty Corporation established under
      ----
ERISA, and any successor thereto.

     "Permitted Indebtedness" means (i) trade payables, (ii) that indebtedness
      ----------------------
set forth on Schedule 7.01(c) hereto and (iii) that indebtedness disclosed in
             ----------------
the financial statements delivered to the Agent pursuant to Section 5.06.

     "Permitted Investments" means (i) cash and Cash Equivalents; (ii)
      ---------------------
receivables owing to the Borrower or any of its receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;
(iii) intercompany Indebtedness, in an aggregate amount not to exceed $500,000 at any time outstanding, as set forth on Schedule 7.01(a) hereto or as disclosed
                                         ----------------
in the financial statements delivered to the Agent pursuant to Section 5.06;
(iv) loans and advances (in addition to advances to employees for business-related travel expenses, moving expenses and other similar expenses, in each case incurred in the ordinary course of business) to employees in an aggregate amount not to exceed $100,000 at any time outstanding; (v) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers; and (vi) additional loan advances and/or investments of a nature not contemplated by the foregoing clauses (iv) or (v) hereof, provided that such loans, advances and/or
                                      --------
investments made pursuant to this clause (vi) shall not exceed $100,000 in the aggregate at any time outstanding.

     "Permitted Liens" means (i) Liens created by, under or in connection with
      ---------------
this Loan Agreement or the other Loan Documents in favor of the Leaders; (ii) Liens described on Schedule 7.02 attached hereto; (iii) Liens for taxes not yet
                   -------------
due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined by the Agent in its reasonable discretion have been established (and as to which the property subject to such lien is not yet subject to foreclosure, sale or loss on account thereof); (iv) Liens in respect of property imposed by law arising in the ordinary course of business such as materialmen's, mechanics', warehousemen's and other like Liens provided that such Liens secure only amounts not yet due and payable; (v) pledges or deposits made to secure payment of worker's compensation insurance, unemployment insurance, pensions or social security programs; (vi) Liens arising from good faith deposits in connection with or to secure performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (other than obligations in respect of the payment of borrowed money); and (vii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of such property for its intended purposes or interfering with the ordinary conduct of business of the Borrower taken as a whole.

     "Person" means any individual, partnership, joint venture, firm,
      ------
corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means any Multiemployer Plan or any single-employer plan as defined
      ----
in Section 4001(a)(15) of ERISA, which is maintained, or at any time during the five calendar years preceding the date of this Loan Agreement was maintained, for employees of the Borrower or an ERISA Affiliate.

     "Pledge and Security Agreement" means that certain Pledge and Security
      -----------------------------
Agreement between the Pledgor and the Agent of even date herewith, as the same may be amended or modified from time to time.

     "Pledgor" means ITC Holding Company, Inc., a Delaware corporation.
      -------

     "Prior Agreement" has the meaning specified in the Recitals hereof.
      ---------------

     "Prime Rate" means the rate of interest per annum publicly announced from
      ----------
time to time by the Agent as its prime rate in effect at its principal office in Charlotte, North Carolina; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. The Prime Rate is not necessarily the Agent's lowest or best rate of interest.

     "Project" means the fiber optic transmission system described on Schedule
      -------                                                         --------
1.01(c).
-------

     "Project Contract Default" shall have the meaning set forth in Section
      ------------------------
4.01(a).

     "Project Contracts" means all of the material contracts relating to the
      -----------------
Project, including without limitation the Telecommunications System Agreement, the

Telecommunications System Maintenance Agreement, the Facilities and Services Agreement, the Specifications for Maintenance of Fiber Regenerator Sites, the Use and Non-Disclosure Agreement, the IC Railroad Operating Agreement, the IC Railroad Term Agreement, the Southern Electric System Fiber Optic Facilities Agreement, the Kansas City Southern Operating Agreement, the Construction Contract, the Fiber Optic Facility Lease Agreement between Southern Telecom 1 and FiberNet (originally signed by Interstate FiberNet and assigned effective the same day to FiberNet) dated as of January 31, 1997, the Fiber System Lease Agreement between CSW Communications, Inc. and FiberNet dated as of January 30, 1996, the Network Operating Agreement among FiberNet, TriNet, Inc., Hart Communications, Inc. and SCANA Communications, Inc. (f/k/a MPX Systems, Inc.) dated March 25, 1996, the agreement relating to the Longview, Texas to Dallas, Texas spur of the Project (if and when such agreement is executed), any sub-capacity contracts and any easement agreements or leases with respect to real property utilized in connection with the Project.

     "Project Finance Loan" means that certain $47,500,000.00 loan made by the
      --------------------
Lenders to FiberNet pursuant to the Prior Agreement.

     "Project Parties" means every party to a Project Contract.
      ---------------

     "Property" means all property leased, owned or otherwise used in connection
      --------
with the Project.

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

     "Regulation G" means Regulation G of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

     "Regulation X" means Regulation X of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

     "Released from Escrow" means all of the conditions and prerequisites for
      --------------------
disbursement of all or a portion of the Bond Proceeds under the Escrow Agreement have been satisfied and all or such portion of the Bond Proceeds, as applicable, have been released to the Borrower or an Affiliate of the Borrower.

     "Reportable Event" is a reportable event as defined in Section 4043(b) of
      ----------------
ERISA for which there is no available administrative or statutory waiver from the reporting requirement set out in Section 4043(a) of ERISA.

     "Required Lenders" means Lenders whose aggregate pro rata share of the
      ----------------
Loans constitutes more than 66-2/3% of the aggregate amount of the Loans.

     "Restricted Payment" means (i) any dividend or other distribution, direct
      ------------------
or indirect, on account of any shares of any class of stock of the Borrower, now or hereafter outstanding, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower, now or hereafter outstanding,
(iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower, now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund, or similar payment with respect to, any subordinated or intercompany Indebtedness.

     "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill
      ---
Company, Inc., and any successor thereof.

     "Security" means (a) all assets of the Borrower, including, without
      --------
limitation, the Borrower's interest in the fiber optics transmission line and associated electronic and other equipment comprising the Project, the Project Contracts and other agreements pertaining to the Project, all present and future accounts of the Borrower (including, without limitation, all rights of the Borrower under the Swap Documents) and the Borrower's interest in all insurance policies, permits and easements relating to the Project and (b) a pledge of the Pledgor's stock in the Borrower.

     "Security Agreement" means that certain Amended and Restated Security
      ------------------
Agreement between the Borrower and the Agent, executed of even date herewith, as the same may be amended or modified from time to time.

     "Single Employer Plan" means a Plan that is not a Multiemployer Plan.
      --------------------

     "Southern Development" means Southern Development and Investment Group,
      --------------------
Inc., a Georgia corporation.

     "Southern Electric System. Fiber Optic Facilities Agreement" means the
      ----------------------------------------------------------
Revised and Restated Fiber Optic Facilities and Services Agreement dated as of June 9, 1995 by and between Southern Development, on behalf of itself and as agent for Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Electric Generating Company and Southern Company Services, Inc., and MPX Systems, Inc., which was assigned in part to FiberNet pursuant to an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

        "Specifications for Maintenance of Fiber Regenerator Sites" means
         ---------------------------------------------------------
the Specifications for Maintenance of Fiber Regenerator Sites, which was assigned by Interstate FiberNet to FiberNet pursuant to an Assignment dated as of March 21, 1995, setting forth Interstate FiberNet's performance obligations regarding all regenerator sites along the fiber cable route from Atlanta, Georgia, to Shreveport, Louisiana, as the same may be amended or modified from time to time.

        "Specified Project Contracts" means the Telecommunications System
         ---------------------------
Agreement, the Telecommunications System Maintenance Agreement, the Facilities and Services Agreement, the Specifications for Maintenance of Fiber Regenerator Sites, the Use and Non-Disclosure Agreement, the IC Railroad Operating Agreement, the IC Railroad Term Agreement, the Southern Electric System Fiber Optic Facilities Agreement and the Kansas City Southern Operating Agreement.

        "Specified Project Parties" means every party to a Specified
         -------------------------
Project Contract.

        "Sprint Communications" means Sprint Communications Company L.P., a
         ---------------------
Delaware limited partnership, its successors and assigns.

        "Subsidiary" of a Person means (i) any corporation more than 50% of
         ----------
whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and
(ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries has more than a 50% equity interest at any time.

        "Substantial Loss" means, with respect to the Project, any damage to, or
         ----------------
loss suffered by, the Project that results in either (i) a 25% or greater decrease in the value of the Project or (ii) a repair cost of more than $5,000,000.

        "Swap Breakage Costs" means "Losses" as defined in the Swap Documents.
         -------------------

        "Swap Documents" means the ISDA Master Agreement, the Schedule and the
         --------------
Confirmation thereto, each dated as of January 17, 1995 between FiberNet and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)) relating to interest rate swap transactions, as the same may be amended or modified from time to time.

        "Telecommunications System Agreement" or "TSA" means the
         -----------------------------------      ---
Telecommunications System Agreement dated January 26, 1995 between Interstate FiberNet and Sprint Communications, which was assigned by Interstate FiberNet to FiberNet pursuant to that certain Assignment of Contract dated as of March 21, 1995 from the Interstate FiberNet to FiberNet and that certain Assumption dated as of March 21,

     1995 by FiberNet accepting such Assignment of Contract, as the same may be amended or modified from time to time.

          "Telecommunications System Maintenance Agreement" or "TSMA" means the
           -----------------------------------------------      ----
     Telecommunications System Maintenance Agreement dated as of January 26, 1995 between Interstate FiberNet and Sprint Communications, which was assigned by Interstate FiberNet to FiberNet pursuant to an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

          "Total Debt" means, at any date, the aggregate Indebtedness of the
           ----------
     Borrower for borrowed money (including any overdue interest on such indebtedness but excluding any accrued but not overdue interest on such indebtedness), at such date.

          "Total Leverage Ratio" means, at any date, the ratio of Total Debt on
           --------------------
     such date to Annualized Operating Cash Flow of the Borrower on such date.

          "Total Liabilities" means all items which in accordance with Generally
           -----------------
     Accepted Accounting Principles would be classified as liabilities on a balance sheet of any Person, and including specifically, without limitation, Capitalized Lease obligations.

          "Use and Non-Disclosure Agreement" means the Agreement for Use and
           --------------------------------
     Non-Disclosure of Confidential Information dated as of January 26, 1995 between Interstate FiberNet and Sprint Communications, which was assigned by Interstate FiberNet to FiberNet pursuant to an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

     1.02  Computation of Time Periods.
           ---------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

     1.03  Accounting Terms.
           ----------------

     Accounting terms used but not otherwise defined herein shall have the meanings provided, and be construed in accordance with, Generally Accepted Accounting Principles.

     1.04  Agreements Modified.
           -------------------

     References herein to any contract or agreement means such contract or agreement as amended, modified, extended or replaced from time to time as herein permitted.

                                   SECTION 2

                                   THE LOANS
                                   ---------

        2.01    Term Loan Commitment.
                --------------------

        Subject to and upon the terms and conditions and relying upon the representations and warranties herein set forth, the Lenders severally agree to make a term loan to the Borrower on the Effective Date in the amount of FORTY-ONE MILLION SIX HUNDRED THOUSAND DOLLARS ($41,600,000)(the "Term Loan").
                                                                  ---------
The Term Loan may from time to time consist of LIBOR Loans or Base Rate Loans (collectively, "Loans" and each a "Loan"), or a combination thereof, as
                -----              ----
determined by the Borrower and notified to the Agent in accordance with Section
2.05 hereof.  Amounts repaid on the Term Loan may not be reborrowed.

        2.02    Term Loan Notes.
                ---------------

        The Term Loan shall be evidenced by duly executed promissory notes of the Borrower to each Lender dated as of the Closing Date in original principal amounts equal to the Term Loan amount multiplied by each Lender's Lender Percentage and substantially in the form of Exhibit 2.02 (such promissory notes,
                                                    ----
as amended, modified, extended, renewal or replaced from time to time, the "Notes"). The Notes shall (a) be dated the Closing Date, (b) be stated to
 -----
mature in accordance with Section 2.03 hereof, and (c) provide for the payment of interest in accordance with Section 2.04 hereof.

        2.03    Repayment of Principal.
                ----------------------

        The principal amount of each Note shall mature in one installment payable on the Maturity Date.

        2.04    Interest.
                --------

                (a) Subject to the provisions of paragraph 2.04(c) hereof, each LIBOR Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to LIBOR for the Interest Period in effect for such LIBOR Loan plus the Applicable Margin.
                                                  ----

                (b) Subject to the provisions of paragraph 2.04(c) hereof, each Base Rate Loan shall bear interest at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 days) equal to the Base Rate plus the Applicable Margin.
              ----

                (c) If all or a portion of (1) the principal amount of any Loan, (2) any interest payable thereon or (3) any fee or other amount payable hereunder shall not be paid when due (whether at stated maturity, by acceleration or otherwise), such overdue amount, to the extent permitted by law, shall bear interest at a per annum rate equal to two percent (2%) in excess of the rate otherwise applicable hereunder (the "Default Rate").
                                              ------------

               (d) Interest shall be payable in arrears on each Interest Payment Date; provided, however, that interest accruing on overdue
                      -----------------
        amounts pursuant to paragraph 2.04(c) hereof shall be payable on demand.

        2.05   Election of Loan Type.
               ---------------------

        The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent Interest Period or to convert Loans into Loans of another type; provided, however, that (i) all conditions precedent to the
                 --------  -------
making of loans specified in Section 4.01 hereof must be satisfied, (ii) except as provided in Section 3.01(iii), LIBOR Loans may be converted into Base Rate Loans only on the last day of an Interest Period applicable thereto, (iii) LIBOR Loans may be extended, and Base Rate Loans may be converted into LIBOR Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (iv) Loans extended as, or converted into, LIBOR Loans shall be in a minimum amount of $1,000,000 or such lesser amount as is bearing interest ar the Base Rate; provided, however, the Borrower shall be entitled to have one
                  --------  -------
LIBOR Loan in an amount of less than $100,000 outstanding at any time whether or not such LIBOR Loan was previously bearing interest at the Base Rate, and (v) any request for extension or conversion of a LIBOR Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the Borrower by giving written notice (or telephonic notice promptly confirmed in writing) to the Agent (including requests for extensions and renewals, a "Notice
                                                                          ------
of Extension/Conversion"), substantially in the form of Exhibit 2.05, prior to
-----------------------                                 ------------
10:00 A.M. (Charlotte, North Carolina time) on the Business Day of, in the case of Base Rate Loans, and on the third Business Day Prior to, in the case of LIBOR Loans, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension or conversion shall be deemed to be a reaffirmation by the Borrower that no Default or Event of Default then exists and is continuing and that the representations and warranties set forth in Section 5 are true and correct in all material respects (except to the extent they relate to an earlier period). In the event the Borrower fails to request extension or conversion of my LIBOR Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then such Loans shall be automatically converted into Base Rate Loans at the end of their Interest Period.

        2.06   Prepayments.
               -----------

               (a)    Voluntary Prepayments.  The Borrower shall have the right
                      --------- -----------
to prepay Loans in whole or in part from time to time without premium or penalty; provided, however, that (A) LIBOR Loans may only be prepaid without
         --------  -------
penalty on the last day of an Interest Period applicable thereto or at the option of the Borrower at any other time subject to Section 3.03 hereof and (B) each such partial prepayment shall be a minimum principal amount of $500,000 (or the amount then outstanding, if less).

           (b) Notice of Voluntary Prepayment. The Borrower will provide notice
               ------------------------------
     to the Agent of any voluntary prepayment by 10:00 a.m. (Charlotte, North Carolina time) on a date at least five days prior to the prepayment.

           (c)   Mandatory Prepayments.  The Term Loan shall be immediately
                 ---------------------
     prepaid and permanently reduced with 100% of the cash proceeds (net of customary and reasonable related costs and expenses) received by the Borrower (or, in the case of subclause (iv) below, any of its Affiliates) from any of the following:

                 (i) the sale of assets other than in the ordinary course of business;

                 (ii) the public or private issuance of indebtedness (other than trade payables);

                 (iii) the public or private issuance of equity securities; and

                 (iv)  Bond Proceeds that have been Released from Escrow.

           (d)   General.  All prepayments made pursuant to this Section 2.06
                 -------
     shall (i) be subject to Section 3.03 and (ii) unless the Borrower shall specify otherwise, be applied first to Base Rate Loans, if any, and then to LIBOR Loans in inverse order of maturity. Amounts prepaid may not be reborrowed.


                                   SECTION 3

                     ADDITIONAL PROVISIONS REGARDING LOANS
                     -------------------------------------

     3.01  Increased Costs, Illegality, etc.
           --------------------------------

     In the event the Agent shall determine (which determination shall be final and conclusive and binding on all the parties hereto absent manifest error) that:

                 (i)   Unavailability.  On any date for determining the
                       --------------
     appropriate LIBOR Rate for any Interest Period, (A) that by reason of any changes arising on or after the date of this Loan Agreement affecting the interbank LIBOR market, dollar deposits in the principal amount requested are not generally available in the interbank LIBOR market or adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of LIBOR Rate, or (B) a Loan conversion or extension request is made by the Borrower less than one (1) month prior to the Maturity Date, then LIBOR Loans will no longer be available (or in the case of (A) above, until such time as the Agent shall notify the Borrower that the circumstances giving rise thereto no longer exist), and requests for LIBOR Loans shall be deemed requests for Base Rate Loans.

                 (ii)  Increased Costs. At any time that any Lender shall incur
                       ---------------
     increased costs or reductions in the amounts received or receivable hereunder with respect to any

        LIBOR Loans because of (x) any change since the date of this Loan Agreement in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order) including without limitation the imposition, modification or deemed applicability of any reserves, deposits or similar requirements as related to LIBOR Loans (such as, for example but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under regulation D to the extent included in the computation of LIBOR) and/or (y) other circumstances affecting any Lender, the interbank LIBOR market or the position of any Lender in such market; then the Borrower shall pay to the Agent promptly upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as the Agent may determine in its sole discretion) as may be required to compensate the Lender(s) for such increased costs or reductions in amounts receivable hereunder (written notice as to the additional amounts owed to the Lender(s), showing the basis for calculation thereof shall, absent manifest error, be final and conclusive and binding on all parties hereto; provided, however, that
                                                      --------  -------
        such determinations are made on a reasonable basis). Notwithstanding the above, in no event shall the Borrower be obligated to any Lender for any such additional amount to the extent such increased costs or such reductions in the amounts received relate to the period more than ninety
        (90) days prior to the Agent's notice thereof to the Borrower.


                (iii)     Illegality. At any time, that the making or
                          ----------
        continuance of any LIBOR Loan has become unlawful by compliance by any Lender in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or has become impractical as a result of a contingency occurring after the date of this Loan Agreement which materially and adversely affects the interbank LIBOR market; then LIBOR Loans will no longer be available, requests for LIBOR Loans shall be deemed requests for Base Rate Loans and the Borrower may, and upon direction of the Agent, shall, as promptly as possible and, in any event within the time period required by law, have any such LIBOR Loans then outstanding converted into Base Rate Loans.


        3.02    Capital Adequacy.
                ----------------

        If after the date hereof, any Lender has determined that the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Upon determining in good faith that any additional amounts will be payable pursuant to this Section, such Lender will give prompt written notice thereof to the Borrower, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrower's obligations to pay additional amounts pursuant to this Section. Determination by any such Lender of amounts owing under this Section shall, absent manifest error, be final and conclusive and binding on the parties hereto; provided, however, that such determinations are
                               --------  -------
made on a reasonable basis. Failure on the part of any Lender to demand compensation for any period hereunder shall not constitute a waiver of such Lender's rights to demand any such compensation in such period or in any other period. Notwithstanding the above, in no event shall the Borrower be obligated to any Lender for any such additional amount to the extent such reductions in rate of return relate to the period more than ninety (90) days prior to the Agent's notice thereof to the Borrower.

     3.03  Compensation.
           ------------

     The Borrower shall compensate the Agent or any Lender, upon written request (which request shall set forth the basis for requesting such compensation) of the Agent, for all reasonable losses, expenses, liabilities and Swap Breakage Costs (including, without limitation, any loss, expense, liability or Swap Breakage Costs incurred by reason of liquidation or reemployment of deposits or other funds required or maintained by such Lender to fund LIBOR Loans or to perform its obligations under the Swap Documents) which the Agent or any Lender may sustain:

               (i) if for any reason (other than a default by such Lender of the Agent) a borrowing of LIBOR Loans does not occur on a date specified therefor in a Notice of Extension/Conversion;

              (ii) if any repayment or conversion of any LIBOR Loan occurs on a date which is not the last day of an Interest Period applicable thereto including without limitation in connection with any demand, acceleration or otherwise;

             (iii) if any prepayment of any LIBOR Loan is not made on any date specified in a notice of prepayment given by the Borrower; or

              (iv) as a consequence of any other default by the Borrower to repay its Loans when required by the terms of this Loan Agreement.

Calculation of all amounts payable to any Lender under this Section shall be made as though such Lender had actually funded any relevant LIBOR Loan through the purchase of a LIBOR deposit bearing interest at LIBOR in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and in the case of LIBOR Loans, through the transfer of such LIBOR deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, that such Lender may
                                        --------  -------
fund each of the LIBOR Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section. Amounts payable under this Section shall include an amount equal to the excess, if any, of (i) the amount of interest which would have accrual on the amount prepaid, or not borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such LIBOR Loans provided for herein over
(ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the LIBOR market. This Section shall survive the termination of this Loan Agreement and the payment of the Loans and all other amounts payable hereunder.

        3.04    Taxes.
                -----

                (a) Each payment or prepayment hereunder and under any Notes shall be made free and clear of, and without deduction for, any present of future withholding or other taxes, duties or charges of any nature imposed on such payments or prepayments by or on behalf of any governmental authority thereof or therein, except for and excluding (i) taxes upon or determined by reference to any Lender's net income, assets or gross receipts or (ii) franchise taxes imposed by the United States, any political subdivision thereof or any taxing authority with respect to any of them, or imposed by any jurisdiction number which any Lender is organized or has a principal or registered office, or (iii) branch profit taxes as imposed pursuant to Section 884 of the Internal Revenue Code (and regulations thereunder) and imposed by the United States (such excluded taxes hereinafter being referred to as the "Excluded Taxes").
                                                             --------------
        If any such taxes, duties or charges (other than Excluded Taxes) are so levied or imposed on any payment or prepayment to the Agent, the Borrower will make additional payments in such amounts as may be necessary so that the net amount received by the Agent, after withholding or deduction for or on account of all such applicable taxes, duties or charges, including deductions applicable to additional sums payable under this Section 3.04, will be equal to the amount provided for herein or in the Notes, provided that to the extent that the Agent
                                    --------
        or any Lender, as applicable, determines in its sole discretion that it can, after notice to the Agent form the Borrower, though reasonable efforts eliminate or reduce the amount of taxes payable (without additional costs or expenses (unless the Borrower agrees to bear such costs or expenses) or other disadvantages or risks (economic or otherwise) to the Agent or such Lender, as applicable), it shall pursue such efforts. Whenever any taxes, duties or charges are payable by the Borrower or are required to be withheld by the Borrower with respect to any payments or prepayments hereunder or under any Notes, the Borrower shall furnish promptly to the Agent information, including originals or certified copies of official receipts (to the extent that the relevant governmental authority delivers such receipts), evidencing payment of any such taxes, duties or charges so withheld or deducted. If the Borrower fails to pay any such taxes, duties or charges when due to the appropriate taxing authority or fails to remit to the Agent the required information evidencing payment of any such taxes, duties or charges so withheld or deducted, the Borrower shall indemnify the Agent for any such applicable incremental taxes, duties, charges, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure.

     (b) The Borrower agrees to pay any present or future stamp or documentary taxes, any intangibles tax or any other sales, excise or property taxes, charges or similar levies now or hereafter assessed against the Borrower, the Agent or any Lender that arise from and are attributable to any payment made hereunder, under any Notes or from the execution, delivery of, or otherwise with respect to, this Loan Agreement, the Notes or other Loan Documents and any and all recording fees relating thereto ("Other Taxes").
                                  -----------

     (c) The Borrower shall indemnify the Agent for the full amount of any taxes (including Other Taxes), duties or charges other than Excluded Taxes (including, without limitation, any such taxes other than Excluded Taxes imposed by any jurisdiction on amounts payable under this Section 3.04) duly paid or payable by the Agent or any Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto whether or not such taxes, duties or charges or other taxes are correctly or legally asserted. If the Agent in its sole discretion determines that such taxes, duties or charges or Other Taxes are incorrectly or illegally asserted against the Agent or any Lender, and the Agent has made a claim against the Borrower for such amounts, then the Agent or such Lender shall have the obligation to seek a refund and to deliver such refund, if received, to the Borrower. Indemnification payments shall be made within 30 days from the date the Agent makes written demand therefor.

     (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.04 shall survive the payment in full of principal and interest hereunder and under the Notes indefinitely.

     (e) If the Agent or any Lender receives a refund in respect of any taxes for which such payee has received payment from the Borrower hereunder or from the Agent (when the Borrower has funded the amount of such payment), the Agent shall promptly notify the Borrower of such refund and the Agent shall repay the amount of such refund to the Borrower, provided that the Borrower, upon the request of the Agent, agrees to return such refund (plus any penalties, interest or other charges) to the Agent in the event the Agent is required to repay such refund. The determination as to whether the Agent or any Tender has received a refund shall be made by the Agent and such determination shall be conclusive absent manifest error. Upon the request of the Borrower, the Agent shall provide the Borrower with all relevant information used in making its determination.

     (f) Each Lender that is not a corporation incorporated under the laws of the United States of America, a state thereof or the District of Columbia shall:

          (X)(i) on or before the date of any payment by the Borrower under this Loan Agreement or the Notes to such Lender, deliver to the Borrower and the Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, certifying that it is entitled to receive payments under this Loan Agreement and any Notes without deduction or withholding of any United States federal income taxes and

        (B) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be, certifying that it is entitled to an exemption from United States backup withholding tax;

                (ii) deliver to the Borrower and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

               (iii) obtain such extensions of time for filing and complete such forms or certificates as may reasonably be requested by the Borrower or the Agent; or

        (Y) in the case of any such Lender that is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, (i) represent to the Borrower (for the benefit of the Borrower and the Agent) that it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (ii) agree to furnish to the Borrower on or before the date of any payment by the Borrower, with a copy to the Agent (A) a certificate substantially in the form of Exhibit 3.04(f) (any
                                                         ------------
such certificate a "U.S. Tax Compliance Certificate") and (B) two accurate and
                    -------------------------------
complete original signed copies of Internal Revenue Service Form W-8, or successor applicable form certifying to such Lender's legal entitlement at the date of such certificate to an exemption from U.S withholding tax under the provisions of Section 881(c) of the Code with respect to payments to be made under this Loan Agreement and any Notes (and to deliver to the Borrower and the Agent two further copies of such form on or before the date it expires or becomes obsolete and after the occurrence of any event requiring a change in the most recently provided form and, if necessary, obtain any extensions of time reasonably requested by the Borrower or the Agent for filing and completing such forms), and (iii) agree, to the extent legally entitled to do so, upon reasonable request by the Borrower, to provide to the Borrower (for the benefit of the Borrower and the Agent) such other forms as may be reasonably required in order to establish the legal entitlement of such Lender to an exemption from withholding with respect to payments under this Loan Agreement and any Notes;

unless in any such case any change in treaty, law or regulation has occurred after the date such Person becomes a Lender hereunder which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Each Person that shall become a Lender or a participant of a Lender pursuant to Section 10.03 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements required pursuant to this subsection, provided that in the case
                                                     --------
of a participant of a Lender the obligations of such participant of a Lender pursuant to this subsection (b) shall be determined as if the participant of a Lender were a Lender except that such participant of a Lender shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

     3.05  Change of Lending Offices.
           -------------------------

     The Lenders agree that upon the occurrence of any event giving rise to the operation of Section 3.01(ii) or (iii) or 3.04, they will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations) to designate other lending offices for any Loans affected by such event, provided
                                                                      --------
that such designations are made on such terms that the Lenders and their lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Except in the case of a change of lending office made at the request of the Borrower, no change in lending office will be made if greater costs and expenses would result under Section 3.01(ii) or (iii) or 3.04 on account of any such change in designation. Nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of the Lenders provided in
Section 3.01 or 3.04.

     3.06  Payments and Computations.
           -------------------------

     Except as otherwise specifically provided herein, all payments hereunder shall be made to the Agent in U.S. dollars in immediately available funds at its offices at NationsBank Corporate Center, Charlotte, North Carolina not later than 2:00 p.m. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower maintained with the Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under the Loan Agreement, specify to the Agent the Loans, fees or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall apply such payment in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder). The Agent will thereafter cause to be distributed promptly like funds relating to the payment of principal, interest or fees ratably to the Lenders in accordance with the terms of this Loan Agreement, and the Borrower shall not be responsible for any failure of the Agent to make a distribution of payments received pursuant to this Section 3.06. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest for the period of such extension), except that in the case of LIBOR Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. All payments made by the Borrower hereunder shall be made without setoff or counterclaim. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 365 days. Interest shall accrue from and include the date of advance, but exclude the date of payment.

     3.07  Pro Rata Treatment.
           ------------------

     Except to the extent otherwise provided herein, each payment or prepayment of principal of any Loan, each payment of interest on any Loan, and each conversion or extension of any

Loan, shall be allocated pro rata among the Lenders in accordance with their respective Lender Percentages.

     3.08  Sharing of Payments.
           -------------------

     The Lenders agree among themselves that, in the event that any Lender shall obtain payment in respect of any Loan or any other obligation owing to such Lender under this Loan Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Loan Agreement, such Lender shall promptly purchase from the other Lenders a participation in such Loans and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Lenders share such payment in accordance with their respective ratable shares as provided for in this Loan Agreement. The Lenders further agree among themselves that if payment to a Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Loan or other obligation in the amount of such participation. Except as otherwise expressly provided in this Loan Agreement, if any Lender or the Agent shall fail to remit to the Agent or any other Lender an amount payable by such Lender or the Agent to the Agent or such other Lender pursuant to this Loan Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Lender at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section to share in the benefits of any recovery on such secured claim.

     3.09  Fees.
           ----

     The Borrower agrees to pay to the Agent the fees specified in the Agent's Fee Letter on the dates and in the amounts set forth therein.

                                   SECTION 4

                             CONDITIONS PRECEDENT
                             --------------------

     4.01 Conditions to Closing.
          ---------------------

     The closing of the term loan facility pursuant to this Loan Agreement is subject in satisfaction of the following conditions (in form and substance acceptable in the Agent):

          (a)  Project Contracts. Each Project Contract shall be in full force
               -----------------
     and effect and there shall not exist under any Project Contract any default or event of default by the Borrower or any other Project Party or any event which with the giving of notice or the passage of time, or both, could constitute such a default or event of default under any Project Contract (a "Project Contract Default").
      ------------------------

          (b)  Executed Loan Documents. Receipt by the Agent of executed
               -----------------------
     originals of this Loan Agreement and the other Loan Documents, together with such financing statements as may be required by the Agent.

          (c)  Perfection of Security Interest. All documentation necessary to
               -------------------------------
     perfect a first priority interest in the Security, exclusive easements, shall have been executed by the appropriate party or parties and delivered to the Agent.

          (d)  No Default; Representations and Warranties. Receipt by the Agent
               ------------------------------------------
     of a certificate dated the Closing Date executed by the chief financial officer of the Borrower stating that (i) there exists no Default or Event of Default hereunder and no default under any of the other Loan Documents,
     (ii) all representations and warranties contained herein or in the other Loan Documents are true and correct in all material respects, (iii) the Borrower is in compliance with all covenants, affirmative and negative, set forth herein and (iv) the Borrower is solvent.

          (e)  Intentionally Omitted.

          (f)  Corporate Documents. Receipt by the Agent of the following:
               -------------------

                  (i)   Articles of Incorporation. A certificate of
                        -------------------------
          incorporation and all other charter documents, if any, for each of the Borrower and the Pledgor, certified as of a recent date by the Secretary of State of the state of its incorporation; provided,
                                                                --------
          however, that, in the case of the Pledgor, if such a certificate from
          -------
          the Secretary of State of the state of its incorporation is not yet available, a similar certificate as to the effectiveness of the Pledgor's charter documents shall be provided by an officer of the Pledgor.

                  (ii)  Resolutions. Resolutions of each of the Borrower and the
                        -----------
          Pledgor approving and adopting this Loan Agreement and/or the other Loan Documents to which each is a party, the transactions contemplated therein and authorizing execution and delivery thereof, in each case certified by an officer of such party as of the Closing Date to be true and correct and in force effect as of such date.

          (iii)   Bylaws. A copy of the bylaws of each of the Borrower and the
                  ------
     Pledgor, certified by an officer of each thereof as of the Closing Date to be true and correct and in force and effect as of such date.

          (iv)    Good Standing. A certificate of good standing, existence or
                  -------------
     its equivalent with respect to each of the Borrower and the Pledgor, certified as of a recent date by the Secretary of State of such entity's respective state of incorporation.

          (v)     Incumbency. A certificate as to the incumbency and specimen
                  ----------
signature of each officer executing any Loan Documents on behalf of the Borrower or the Pledgor.

     (g)  Financial Statements.  Receipt by the Agent of financial statements,
          --------------------
consisting of, among other things, the information described in Section 5.06, for the Borrower in form and substance satisfactory to the Agent.

     (h)  Financial Condition.  There shall not have occurred a change which has
          -------------------
had or is likely to have a Material Adverse Effect on the Borrower since December 31, 1996.

     (i)  Evidence of Insurance. Insurance in form and amount appropriate to the
          ---------------------
activities to be conducted by the Borrower, including property, liability and business interruption, shall be in full force and effect. Such insurance shall include and conform to the requirements set out in Section 6.06.

     (j)  Tax Returns Filed and Taxes Paid. The Borrower shall have filed all
          --------------------------------
required tax returns and paid all required taxes, and no proceedings shall be pending with respect to such tax returns filed or taxes paid.

     (k)  Fees. The Agent shall have received, for its own account and for the
          ----
accounts of the Lenders, all fees and expenses required by this Loan Agreement or any other Loan Document to be paid on or before the Closing Date.

     4.02  Conditions to Effectiveness.
           ---------------------------

     The effectiveness of the amendment and restatement of the Prior Agreement and the obligation of the Lenders to make the Term Loan hereunder are subject to satisfaction of the following conditions (in form and substance acceptable to the Agent) on or before April 30, 1997:

        (a)     Assignment and Acceptances.  Receipt by the Agent of executed
                --------------------------
originals of Assignment and Acceptance agreements substantially in the form of
Exhibit 4.02(a), which agreements shall have been released from escrow by the
---------------
Assignors named therein or which otherwise shall have become effective in accordance with the terms thereof.

        (b)     Assignment and Assumption Agreement.  Receipt by the Agent of
                -----------------------------------
executed originals of an Assignment and Assumption Agreement substantially in the form of Exhibit 4.02(b).
               ---------------

        (c)     Project Contracts; Consents.  Each Project Contract shall be
                ---------------------------
in full force and effect and there shall not exist a Project Contract Default. The consents obtained by the Borrower under the Project Contracts or otherwise in connection with (i) the Assignment and Assumption Agreement delivered pursuant to Section 4.02(b), (ii) the dissolution of FiberNet as a partnership and the transfer of all of FiberNet's assets to the Borrower and (iii) this refinancing shall have been delivered to the Agent and all conditions precedent to the effectiveness of each such consent shall have been satisfied by the Borrower.

        (d)     Perfection of Security Interest.  All documentation delivered
                -------------------------------
to the Agent pursuant to Section 4.01(c) and any other documentation necessary to perfect a first priority security interest in the Security, excluding easements, shall have been filed and recorded in each appropriate jurisdiction, including without limitation those filings set forth on Schedule 5.22.
                                                        -------------

        (e)     No Default; Representations and Warranties. Receipt by the Agent
                ------------------------------------------
of (x) a certificate dated the Effective Date executed by the chief financial officer of the Borrower stating that, both at the time of the making of the Term Loan and after giving effect thereto, (i) there exists no Default or Event of Default hereunder and no default under any of the other Loan Documents, (ii) all representations and warranties contained herein or in the other Loan Documents are true and correct in all material respects, (iii) the Borrower is in compliance with all covenants, affirmative and negative, set forth herein and
(iv) the Borrower is solvent and (y) such evidence of the foregoing as the Agent may request.

        (f)     Opinions of Counsel.  Receipt by the Agent of an opinion (or
                -------------------
opinions) of counsel in form and substance satisfactory to the Agent, addressed to the Agent on behalf of the Lenders and dated as of the Effective Date from counsel to the Borrower.

        (g)     Financial Condition.  There shall not have occurred a change
                -------------------
which has had or is likely to have a Material Adverse Effect on the Borrower since December 31, 1996.

                                   SECTION 5

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

        The Borrower hereby represents and warrants to the Lenders that:

        5.01    Organization and Good Standing.
                ------------------------------

        The Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of its formation, and has taken all necessary actions to be duly qualified and in good standing as a foreign corporation authorized to do business in every jurisdiction where the failure to so qualify would have a Material Adverse Effect on such corporation, and has the requisite power and authority to own its properties and to carry on its business as now conducted and as proposed to be conducted. The Borrower's principal place of business has been correctly identified to the Agent in writing.

        5.02    Due Authorization.
                -----------------

        The Borrower (i) has the power and requisite authority to execute, deliver and perform this Loan Agreement and the other Loan Documents to which it is a party and (ii) is duly authorized, and has been authorized in all necessary action, to execute, deliver and perform this Loan Agreement and the other Loan Documents to which it is a party.

        5.03    No Conflicts.
                ------------

        Neither the execution and delivery of the Loan Documents by the Borrower, nor the consummation of the transactions contemplated therein by the Borrower, nor performance of and compliance with the terms and provisions thereof by the Borrower will (i) violate or conflict with any provision of its documents of formation, (ii) violate, contravene or materially conflict with any law, regulation (including without limitation Regulation U or Regulation X), order, writ, judgement, injunction, decree or permit applicable to it, (iii) violate, contravene or materially conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, (iv) result in or require the creation of any lien, security interest or other charge or encumbrance (other than those contemplated in or in connection with the Loan Documents) upon or with respect its properties, the violation of which would or might have a Material Adverse Effect on the condition (financial or otherwise), operations or properties of the Borrower.

        5.04    Consents.
                --------

        No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Loan Agreement or any of the other Loan Documents or for the performance of or enforceability of each of the Project Contracts.

     5.05  Enforceable Obligations.
           -----------------------

     This Loan Agreement and the other Loan Documents executed by the Borrower have been duly executed and delivered by the Borrower, and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as may be limited by bankruptcy or insolvency laws or similar laws affecting creditors rights generally.

     5.06  Financial Condition.
           -------------------

     The financial statements and financial information provided to the Agent, consisting of, among other things, (i) a balance sheet of the Borrower dated as of December 31, 1996, together with related statements of income, certified by certified public accountants reasonably acceptable to the Agent, and (ii) company-prepared statements of the balance sheet of the Borrower dated as of December 31, 1996, together with related statements of income, are true and correct and fairly represent the financial condition of the Borrower as of such respective dates; such financial statements were prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as noted herein); and since the date of such financial statements there have occurred no changes or circumstances which have had or are likely to have a Material Adverse Effect on the Borrower.

     5.07 No Default.
          ----------

          No Default, Event of Default or Project Contract Default has occurred and is continuing.

     5.08  Liens.
           -----

     Except for Permitted Liens, the Borrower has good and marketable title to all of its properties and assets free and clear of all liens, encumbrances, mortgages, pledges, security interests and other adverse claims of any nature.

     5.09  Indebtedness.
           ------------

     The Borrower has no Indebtedness (including without limitation Guaranty Obligations, reimbursement or other contingent obligations) except for Permitted Indebtedness, and it is not in default under any instrument creating or evidencing such Indebtedness.

     5.10  Litigation.
           -----------

     Except as disclosed in Schedule 5.10 there are no actions, suits or legal,
                            -------------
equitable, arbitration or administrative proceedings pending, or to the knowledge of the Borrower threatened, against the Borrower which if adversely determined could have a Material Adverse Effect with respect to the Borrower. Since the date of this Loan Agreement (or the date of the most recent update hereunder), there have been no material change in the status of any actions, suits, investigation, litigation or proceedings, disclosed hereunder except as disclosed in writing to the Agent prior to or upon reaffirmation of this provision as provided herein.

     5.11   Material Agreements.
            -------------------

     The Borrower is not in default in any material respect under any material contract, lease, loan agreement, indenture, mortgage, security agreement, other instrument evidencing debt or other material agreement or obligation to which it is a party or by which any of its properties is bound.


     5.12   Taxes.
            -----


     The Borrower filed, or caused to be filed, all material tax returns (federal, state, local and foreign) required to be filed and paid all amounts of taxes shown thereon to b due (including interest and penalties) and has paid all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing (or necessary to preserve any liens in favor of the Agent), by it, except for such taxes (i) which are not yet delinquent or (ii) as are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in an amount acceptable to the Agent in its discretion, but only so long as there is no liability or risk of loss, sale or forfeiture of any collateral pledged to the Agent. The Borrower is not aware of any proposed material tax assessments against it. No extension of time for assessment or payment by the Borrower of any federal, state or local tax is in effect.


     5.13   Compliance with Law.
            -------------------


     The Borrower is in material compliance with all laws, rules, regulations, orders and decrees (including without limitation building codes and zoning and environmental laws) applicable to it, or to its properties. All federal, state and local permits and other governmental actions that are required to be obtained in connection with the operation, ownership, or financing of the Project have been obtained (and are in full force and effect) except those which, in Agent's sole discretion, are routine in nature and not normally obtained until whey are required and which there is no reason to believe that any difficulty will be encountered in obtaining provided that Borrower has so certified.


     5.14   ERISA.
            -----


     (i) No Reportable Event has occurred and is continuing with respect to any Single Employer Plan, or the knowledge of Borrower, any Multiemployer Plan; (ii) no single Employer Plan has an unfunded current liability (determined under Section 412 of the Code) or an accumulated funding deficiency determined under
Section 302(a) of ERISA, (iii) no proceedings have been instituted, or, to the knowledge of the Borrower, planned, to terminate any Plan, (iv) neither the Borrower, any member of a Controlled Group, nor, to the knowledge of Borrower, any duly-appointed administrator of a Plan has instituted or intends to institute proceedings to withdraw from any Multiemployer Plan; and (v) each Single Employer Plan has been maintained and funded in all material respects with its terms and with the provisions of ERISA applicable thereto.

        5.15    Subsidiaries.
                ------------

        The Borrower has no subsidiaries.

        5.16    Use of Proceeds; Margin Stock.
                -----------------------------

        The proceeds of the Loans hereunder will be used solely for the purposes specified herein. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulations U, Regulation X or Regulation G, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry "margin stock" or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U, Regulation X or Regulation G. The Borrower does not own "margin stock" except as identified in the financial statements referred to in Section 5.06 hereof and, as of the date hereof, the aggregate value of all "margin stock" owned by the Borrower does not exceed 25% of the value of all the Borrower's assets.

        5.17    Government Regulation.
                ---------------------

        The Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, or the Interstate Commerce Act, each as amended. Although the Borrower is regulated under the rules and regulations of the Federal Communications Commission, the Borrower and its Affiliates are in full and complete compliance with all rules and regulations thereunder.

        5.18    Patents, etc.
                ------------

        The Borrower possesses all material patents, trademarks, service marks, trade names, copyrights, licenses and other rights, free from burdensome restrictions, that are necessary for the operation of its business as presently conducted and as proposed to be conducted.

        5.19    Solvency.
                --------

        The borrower is and, after consummation of this Loan Agreement and after giving effect to all Indebtedness incurred hereunder and all Liens created in connection herewith, will be, solvent.

        5.20    Business Activities.
                -------------------

        The Borrower does not and has not conducted any business other than to enter into the Project Contracts and engage in activities to the development of the Project.

        5.21    Property Interests.
                ------------------

        The Borrower holds valid easements and other interests in real property sufficient to construct, operate and maintain the Project for a period of not less than ten (10) years.

        5.22  Perfected Security Interest.
              ---------------------------

        Upon making the filings set forth on Schedule 5.22, the Lenders will
                                             -------------
have a first priority perfected security interest in the Security, excluding easements.

        5.23  Project Documents.
              -----------------

        Each Project Contract is and, immediately after the Closing Date and after giving effect to the transactions contemplated by the Loan Documents, will be in full force and effect.

        5.24  Full Disclosure.
              ---------------

        No representation, warranty or other statement made by the Borrower in this Loan Agreement or any other Loan Document or in any certificate, written statement or other document furnished to the Agent or any Lender by or on behalf of the Borrower pursuant to this Loan Agreement or any other Loan Document, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There is no fact known to the Borrower which the Borrower has not disclosed to the Agent and the Lenders in writing prior to the date hereof which materially adversely affects, or which could reasonably be expected in the future to materially adversely affect, the Project or the properties, business, operations or financial condition or prospects of the Borrower or the other Project Parties or the ability of the Borrower, the Pledgor or the other Project Parties to perform its respective obligations under the Loan Documents to which it is or is to the parties.

        5.25  Environmental Compliance.
              ------------------------

        To the best of the Borrower's knowledge without independent inquiry, except as disclosed on Schedule 5.25 hereto, (i) there are no Hazardous
                       -------------
Materials on, under, in or about any of the Property except as are present because of or become present in the ordinary course of Borrower's business and
(ii) the Borrower and its predecessors and Affiliates have at all times conducted their businesses in material compliance with all applicable Environmental Laws.

                                   SECTION 6

                             AFFIRMATIVE COVENANTS
                             ---------------------

        The Borrower hereby covenants and agrees that so long as this Loan Agreement is in effect and until the Loans, together with interest, fees and obligations hereunder, have been paid in full:

        6.01  Information Covenants
              ---------------------

        The Borrower will furnish, or cause to be furnished, to the Agent:

     (a)   Annual Financial Statements.  As soon as available and in any event
           ---------------------------
within 90 days after the close of the fiscal year of the Borrower, a balance sheet of the Borrower as at the end of such fiscal year together with related statements of income and retained earnings and of cash flows for such fiscal year, acting forth in comparative form figures for the preceding fiscal year, all in reasonable detail and certified by an officer of the Borrower. As soon as available and in any event within 120 days after the close of its fiscal year, the Borrower will furnish or cause to be furnished, to the Agent, audited financial statements of the Borrower. Such statements for the Borrower shall be examined by independent certified public accountants of recognized national standing acceptable to the Agent. The opinion of the accountants shall be to the effect that such financial statements have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis (except for changes with which such accountants concur) and shall not be qualified as to the scope of the audit or as to the status of such entities as going concerns. Each annual financial statement furnished pursuant to this Section 6.01(a) shall be accompanied by an officer's certificate of the Borrower stating that such officer has obtained no knowledge of any Default or Event of Default that has occurred and is continuing or, if in the opinion of such officer a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof, all of the foregoing to be in reasonable detail and in form and substance satisfactory to the Agent. It is specifically understood and agreed that failure of the annual financial statements of the Borrower to be accompanied by an officer's certificate in form and substance as provided herein shall constitute a Default hereunder.

     (b)   Quarterly Financial Statements.  As soon as available and in any
           ------------------------------
event within 45 days after the end of each fiscal quarter of each fiscal year of the Borrower, a balance sheet of the Borrower as of the end of such quarterly period together with related statements of income and retained earnings and of cash flows for such quarterly period and for the portion of the fiscal year ending with such period (there shall be no Fourth Quarter financial statement required hereunder), in each case setting forth in comparative form figures for the corresponding period of the preceding fiscal year, all in reasonable form and detail acceptable to the Agent, and accompanied by a certificate of the chief financial officer of the Borrower as being true and correct and as having been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis, subject to changes resulting from audit and normal year-end audit adjustments.

     (c)   Additional Financial Information.  (i) As soon as available and in
           --------------------------------
any event within 25 days after the end of each fiscal month of each fiscal year of the Borrower, a balance sheet of the Borrower as at the end of such monthly period together with related statements of income and retained earnings and of cash flows for such monthly period, all such information to be prepared by the management of the Borrower and all in reasonable form and detail acceptable to the Agent and (ii) such additional financial information as may reasonably be requested by the Agent.

     (d)   Borrower Certificate.  At the time of delivery of the financial
           --------------------
statements provided for in Sections 6.01 (a) and (b) hereof, a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit
                                                                         -------
6.01(d) to the effect that the
------

Borrower is in compliance with the terms of the Loan Agreement and the other Loan Documents (and specifically demonstrating compliance with the financial covenants contained in Section 6.12 by calculation thereof as of the end of each such fiscal period) and no Default or Event of Default exists, or if any Default or Event of Default does exist specifying the nature and extent thereof and what action the Borrower proposes to take with respect thereto.

     (e)   Auditor's Reports.  Promptly upon receipt thereof, a copy of any
           -----------------
other report or "management letter" submitted by independent accountants to the Borrower in connection with any annual, interim or special audit of the books of the Borrower.

     (f)   SEC and Other Reports.  Promptly upon transmission thereof, copies
           ---------------------
of any filings and registrations with, and reports to, (i) the Securities and Exchange Commission, or any successor agency, by the Borrower, and copies of all financial statements, proxy statements, notices and reports as the Borrower shall send to its shareholders or to the holders of any other Indebtedness in their capacity as such holders, (ii) the FCC, and (iii) the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

     (g)   Notice of Default, Litigation, Etc.  Upon the Borrower obtaining
           ----------------------------------
knowledge thereof, it will give written notice to the Agent (i) immediately, of the occurrence of an event or condition consisting of a Default, Event of Default or Project Contract Default, specifying the nature and existence thereof and what action the Borrower proposes to take with respect thereto, and (ii) promptly, but in any event within 5 Business Days, of the occurrence of any of the following with respect to the Borrower or any Project Party: (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which is likely to have, or could have, a material Adverse Effect on the business, properties, assets, condition (financial or otherwise) or prospects of the Borrower or on the ability of the Borrower or the Pledgor to perform its obligations hereunder or under any of the other Loan Documents to which such Person is a party or any other Project Party to perform its obligations under any Project Contract to which it is a party (B) any levy of an attachment, execution or other process against its assets having a value of $1,000,000 or more, (C) the occurrence of an event or condition which shall constitute a default or event of default under any other agreement for borrowed money, (D) any development in the Borrower's business or affairs which has resulted in, or which the Borrower reasonable believes may result in, a
Material Adverse Effect on the business properties, assets, condition (financial or otherwise) or prospects of the Borrower, (E) the institution of any proceedings against, or the receipt of notice of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to regulations promulgated under the Resource Conservation and Recovery Act of 1976, 42 U.S.C. "6901 et seq., regulating the generation, handling or disposal of any toxic or
      -- ---
hazardous waste or substance or the release into the environment or storage of any toxic or hazardous waste or substance, the violation of which could or would likely have a Material Adverse Effect on the business, assets, properties condition (financial or otherwise) or prospects of the Borrower, (F) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan on the Borrower or any of its ERISA Affiliates, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV or ERISA, the termination of any Plan, and the amount of liability incurred or which may be incurred in connection with any such event, or
        (G) the occurrence of any casualty in excess of $1,000,000.

                (h)  Annual Operating Budget.  The annual operating budget
                     -----------------------
        prepared by the Borrower.

                (i)  Pledgor Charter Documents.  Promptly upon filing thereof,
                     -------------------------
(x) the Restated Certificate of Incorporation and (y) Certificate of Designations, Powers, Preferences and Relative, Participating or Other Rights, and the Qualifications, Limitations or Restrictions Thereof, of Series A Convertible Preferred Stock ($.01 Par Value) of the Pledgor, certified by the Secretary of State of the state of the Pledgor's incorporation.

        6.02  Preservation of Existence and Franchises.
              ----------------------------------------

        The Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, franchises and authority.

        6.03  Books, Records and Inspections.
              ------------------------------

        The Borrower will keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of Generally Accepted Accounting Principles applied on a consistent basis (including the establishment and maintenance of appropriate reserves). The Borrower will permit, upon reasonable notice, officers or designated representatives of any of the Lenders to visit and inspect its books of account and records and any of its properties or assets (in whomever's possession) and to discuss the affairs, finances and accounts of the Borrower, and be advised as to the same by, the Borrower's officers, directors and independent accountants.

        6.04  Compliance with Law.
              -------------------

        The Borrower will comply with all applicable laws, rules, regulations and orders of, and all applicable restrictions imposed by all applicable governmental bodies, foreign or domestic, or authorities and agencies thereof (including quasi-governmental authorities and agencies), in respect of the conduct if its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except where the failure to be in compliance would not have a Material Adverse Effect on the business, assets, properties or condition (financial or otherwise) of the Borrower or on the ability of the Borrower to perform its obligations hereunder or under any other Loan Document to which it is a party. The Borrower will maintain in full force and effects all permits and other authorizations referred to in Section 5.13.

        6.05  Payment of Taxes and Other Indebtedness.
              ---------------------------------------

        The Borrower will pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (ii) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien or charge upon any of its properties, and
(iii) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that the Borrower shall not be required to pay
            --------  -------
any such tax, assessment, charge, levy, claim or Indebtedness which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with Generally Accepted Accounting Principles, unless the failure to make any such payment shall give
                       ------
rise to an immediate right to foreclosure on a lien securing such amounts, in which case the Borrower shall make immediate payment of or shall otherwise satisfy such tax, assessment, charge, levy, claim or Indebtedness upon commencement of proceedings to foreclose on any such lien.

        6.06  Insurance.
              ---------

        The Borrower will at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice unless higher limits or other types of coverage are required by the terms of the other Loan Documents or are otherwise reasonably required by the Agent. Such insurance shall include the following:

              (a)  Insurance Against Loss or Damage.  Without cost, to any
                   --------------------------------
        Lender, the Borrower shall maintain or cause to be maintained in effect at all time insurance with respect to the Project against all risks of physical loss in such amount as the Borrower would, in the prudent management of its property, maintain, or as would be maintained by others similarly situated in respect of property similar to the Project; provided that the amount of such insurance shall not be less than the
        --------
        replacement cost of the facility. All insurance policies shall be on an "agreed amount/replacement cost" basis, in such form (including the form of the loss payable clauses to be endorsed to all property, delayed opening and business interruption policies), of such type and scope of coverage and with such insurers as shall at all times be reasonably satisfactory to the Required Lenders. On or prior to the Closing Date, the Borrower shall procure or cause to be procured the following types of insurance:

                        (i)    Workers' Compensation Insurance:  As required by
                               -------------------------------
                state law, including, without limitation, the Borrower's manager shall maintain employer's liability insurance for all employees of the contractor in the amount of $100,000/$500,000/$100,000 per occurrence (the policies with respect to which shall include all states' coverage).

                        (ii)   Commercial General Liability Insurance: Insurance
                               -------------------------------------
                against claims for personal injury (including bodily injury and death) and property damage. Such insurance shall provide coverage for products, completed operations, blanket contractual and broad form property damage with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage and a $2,000,000 aggregate annual limit.

          (iii) Comprehensive Automobile Liability: Against claims of personal
                ----------------------------------
     injury (including bodily injury and death) and property damage covering all owned, leased, non-owned and hired vehicles with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage liability.

          (iv)  Excess Insurance: Excess liability insurance on an "occurrence"
                ----------------
     basis covering claims in excess of the underlying insurance described in the foregoing clauses (i), (ii), (iii) with a $15,000,000 minimum limit per occurrence and a $15,000,000 aggregate annual limit.

          (v)   Duration: Such insurance as required in clauses (i), (ii), (iii)
                --------
     and (iv) of this Section 6.06(a) shall be continued in force until such time as the Notes shall have been paid in full and the obligations of the Lenders shall have been terminated.

     (b)  Additional Insurance. On or prior to the Closing Date, the Borrower
          --------------------
shall procure at its own expense and maintain in full force and effect, with responsible insurers authorized to do business in the State of North Carolina with a Best's rating of "A" or better (except for policies underwritten by Lloyds of London and approved English companies, acceptable to the Agent), the following additional insurance:

          (i)   Physical Damage Insurance: Property damage insurance on the
                -------------------------
     "special form" basis including coverage against damage or loss caused by earth movement and flood including the remainder of testing exposures and providing (1) coverage for the Project in a minimum aggregate amount equal to the "full insurable value" of the Project and (2) transit coverage, including ocean marine coverage, with sub-limits sufficient to insure the full replacement value of all property or equipment removed from the Project. For purposes of this Section 6.06, "full insurable value" shall mean the full replacement value of the Project, including any improvements and equipment and supplies, without deduction for physical depreciation; provided however, that so long as the Borrower maintains self-insurance for
     -------- -------
     transmission and distribution lines, "full insurance value" shall exclude the value of any transmission and distribution lines; all such policies may have deductibles of not greater than $50,000 except for earth movement which will have the lowest deductible available (in the sole judgement of the Agent) on commercially reasonable terms in the insurance market place. Such insurance shall include an "agreed amount" clause or no coinsurance clause.

          (ii)  Business Interruption Insurance: Business Interruption insurance
                -------------------------------
     covering fixed expenses and debt service for a minimum period of 12 months; such policy may have a deductible of not greater than 30 days debt service.

     (c)  Payments.  All insurance policies required hereby covering loss or
          --------
damage to the Project shall name the Agent as loss payee with standard mortgager endorsement, and shall provide that any payment thereunder for any loss or damage shall be made to the Agent for the benefit of the Lenders, except that such policies may provide that any payment of less than $100,000 made in respect of any single casualty or other occurrence may be paid solely to the Borrower, unless the Agent shall have notified the insurer that an Event of Default has occurred and is continuing hereunder.

     (d)  Special Policy Provisions. All policies (other than policies with
          -------------------------
respect to workers' compensation, occupational disability benefits or similar insurance) shall insure the interests of the Agent and the Lenders regardless of any breach or violation by the Borrower of warranties, declarations or conditions contained in such policies or any action or inaction of the Borrower or any other person; each liability policy shall expressly provide that all provisions thereof, except the limits of liability (which shall be applicable to all insureds as a group) and liability for premiums, commissions, assessments or calls (which shall be solely a liability of the Borrower) shall operate in the same manner as if there were a separate policy covering each such insured; each policy (except, Workers' Compensation) shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Borrower; each such policy shall provide that, if such insurance is to be canceled or terminated for any reason whatsoever the insurers will promptly notify the Borrower and the Agent, and any such cancellation or termination shall not be effective as to the Agent and the Lenders for 60 days after receipt of such notice by the Agent, and that appropriate certification shall be made to the Borrower by each insurer with respect thereto; and each policy shall provide that the Borrower has assigned all proceeds obtained under such policy to the Agent. Liability insurance as required in this Section 6.06(a)(iii) and (iv) shall be primary and not excess to or contributing with any insurance or self insurance maintained by the Lenders, or their respective officers and employees (and such other persons as may be required by the Project Contracts).

     (e)  Additional Requirements.  In addition to the other requirements of
          -----------------------
this Section 6.06, the Borrower shall comply in all respects with any insurance requirements contained in any other Project Contracts to which it is a party.

     (f)  Certificates of Insurance.  The Borrower shall deliver to the Agent
          -------------------------
prior to the expiration date of each insurance policy required to be maintained by it pursuant to this Section 6.06, a certificate executed by the insurer or its duly authorized agent evidencing the continuance of such insurance policy (or, upon request, a certified copy of such portions of such insurance policy which concern the Project).

     (g)  No Duty of any Agent or any Lender to Verify.  No provision of this
          --------------------------------------------
Section 6.06 or any provision of any other Project Contract shall impose on the Agent or any Lender any duty or obligation to verify the existence or adequacy of the insurance coverage maintained by the Borrower, nor shall any Agent or any Lender be responsible for any representations or warranties made by or on behalf of the Borrower to any insurance company or underwriter.

     6.07  Maintenance of Property.
           -----------------------

     The Borrower will maintain and preserve its properties and equipment used or useful in its business (in whomsoever's possession as they may be) in good repair, working order and condition, normal wear and tear excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, in the manner customary for companies in similar businesses and to the extent necessary to maintain and preserve the Project in a proper and viable working condition capable of handling the telecommunication transmission capacities for which it was designed to transmit.

     6.08  Performance of Obligations.
           --------------------------

     The Borrower will perform in all material respects all of its obligations (including, except as may be otherwise prohibited or contemplated hereunder, payment of Indebtedness in accordance with its terms) under the terms of the Project Contracts to which it is a party and all other material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound.

     6.09  ERISA.
           -----

     The Borrower will (a) at all times, make prompt payment of all contributions required of it under all Plans and required to meet the minimum funding standards set forth in ERISA with respect to Plans maintained by it; (b) promptly upon request, furnish the Agent copies of each annual report/return (Form 5500 Series), as well as all schedules and attachments filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA, and the regulations promulgated thereunder, in connection with each Plan for each Plan Year, (c) notify the Agent immediately of any fact known by it, including, but not limited to, any Reportable Event arising in connection with any Plan maintained by it, which reasonably could constitute grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by the Agent, as to the reason therefor and the action, if any, proposed to be taken with respect therefor; and (d) furnish to the Agent, upon its request, such additional information concerning any Plan maintained by it as may be reasonably requested. The Borrower will not (I) terminate a Plan of any such termination would give rise to or result in any material liability, or (II) cause or permit to exist any event or condition which presents a material risk of termination of a Single Employer Plan at the request of the PBGC.

     6.10  Use of Proceeds.
           ---------------

     The proceeds of the Loans hereunder shall be used solely to refinance the Project Finance Loan.

     6.11  Financial Covenants.
           -------------------

           (a)  Total Leverage Ratio.  The Borrower shall maintain during the
                --------------------
     periods listed below a Total Leverage Ratio of not greater than:

                        Period                              Ratio
                        ------                              -----
           From the Closing Date through June 29, 1997      4.5:1.0
           From June 30, 1997 and thereafter                4.0:1.0

           (b)  Interest Coverage Ratio.  The Borrower shall at all times
                -----------------------
maintain an Interest Coverage Ratio of at least 2.25:1.0.


                                   SECTION 7

                              NEGATIVE COVENANTS
                              ------------------

     The Borrower hereby covenants and agrees that so long as this Loan Agreement is in effect and until the Loans, together with interest, fees and other obligations hereunder and under the other Loan Documents, have been paid in full:

     7.01  Indebtedness.
           ------------

     The Borrower will not contract, create, incur, assume or permit to exist any Indebtedness, except:

           (a) Indebtedness arising under this Loan Agreement and the other Loan Documents:

           (b)  Indebtedness existing as of the Closing Date as referenced in
Section 5.09, without giving effect to any subsequent extension, renewal or refinancing thereof:

           (c)  Permitted Indebtedness; and

           (d) Capitalized Lease obligations of the Borrower in connection with the lease from The Southern Company (or an affiliate thereof) of a portion of its fiber optic telecommunications network running from Birmingham, Alabama to Montgomery, Alabama; provided, however, that (i) such Capitalized Lease
                     --------  -------
obligations may not exceed $81,000 per month and (ii) such lease must be satisfactory to the Agent and approved by the Required Lenders.

     7.02   Liens.
            -----

     The Borrower will not contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or after acquired, except for Permitted Liens.

     7.03   Guaranty Obligations.
            --------------------

     The Borrower will not enter into or otherwise become or be liable in respect of any Guaranty Obligation, except for Guaranty Obligations arising or permitted under this Loan Agreement or the other Loan Documents.

     7.04   Nature of Business.
            ------------------

     Other than performing the duties and obligations contemplated by the Project Contracts, the Borrower will not substantively alter the character or conduct of its business from that conducted as of the Closing Date or engage in any other business not engaged in on the Closing Date or discontinue any existing lines of business engaged in on the Closing Date.

     7.05   Consolidation, Merger, Sale or Purchase of Assets, etc.
            ------------------------------------------------------

     The Borrower will not dissolve, liquidate, or wind up its affairs, or enter into any transaction of merger or consolidation, sell, transfer, lease or otherwise dispose of all or any substantial part of its property or assets, or purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) all or any substantial part of the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials, property and equipment in the ordinary course of business, except as otherwise limited or prohibited herein) or to agree to do any of the foregoing at a future time, except for (i) the sale or disposition of machinery and equipment no longer useful in the conduct of its business the fair market value of which does not exceed $1,000,000 in the aggregate, (ii) investments, acquisitions and transfers or dispositions of properties permitted pursuant to
Section 7.06 (Investments) and (iii) the merger of any Person into the Borrower, provided that the Borrower shall be the surviving corporation, management and
--------
control of the Borrower shall remain substantially unchanged and no Default or Event of Default shall exist either immediately prior to or after giving effect to such merger. As used herein, "substantial part" means property or assets with a purchase on sale price or fair market value, whichever is greater, of $1,000,000 or more.

     7.06   Advances, Investments and Loans.
            -------------------------------

     The Borrower will not lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to any Person except for Permitted Investments.

        7.07    Transactions with Affiliates.
                ----------------------------

        The Borrower will not enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder, partner or Affiliate other than on terms and conditions substantially as favorable to the Borrower as would be obtainable by it in a comparable arm's-length transaction with a Person other than an Affiliate.

        7.08    Operating Lease Obligations.
                ---------------------------

        The Borrower will not enter into, assume or permit to exist any obligations for the payment of rental for any property (real, personal or mixed, tangible or intangible) under leases, subleases or similar arrangements which in the aggregate would exceed $1,000,000 in any fiscal year on a consolidated basis.

        7.09    Limitation on Further Negative Pledges.
                --------------------------------------

        Except with respect to prohibitions against other encumbrances on specific property encumbered to secure particular Indebtedness otherwise permitted hereunder (which Indebtedness relates solely to such specific property and improvements and accretions thereto), the Borrower will not assume or become subject to any agreement prohibiting or otherwise restricting the guaranty by it of any obligations, prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

        7.10    Project Contracts.
                -----------------

        The Borrower will not amend, modify, terminate or waive compliance with any material provision of, or suffer to exist any material Project Contract Default under, or assign any rights it may have under, any Project Contract without the consent of the Agent with the approval of the Required Lenders.

        7.11    Restricted Payments.
                -------------------

        The Borrower will not directly or indirectly declare, order, make or set apart any sum for or pay any Restricted Payment.

        7.12    Environmental Issues.
                --------------------

        From the date hereof and so long as this Agreement shall remain in effect, the Borrower will not cause the presence, use, generation, release, discharge, storage, disposal or transportation for any Hazardous Materials on, under, in, about, near, or to or from, the Property except in the ordinary course of the Borrower's business and in compliance with all applicable Environmental Laws.

     7.13  Subsidiaries.
           ------------

     The Borrower will not have any Subsidiaries.

                                   SECTION 8

                               EVENTS OF DEFAULT
                               -----------------

     8.01  Events of Default.
           -----------------

     Upon the occurrence of any of the following specified events (each an "Event of Default"):
 ----------------

           (a)  Payment. The Borrower shall (i) default in the payment when due
                -------
     of any principal under the Notes, or (ii) default, and such default shall continue for five (5) or more days, in the payment when due of any interest required with respect to the Notes, or of any fees or other amounts owing hereunder, under any of the other Loan Documents or in connection herewith; or

           (b)  Representations.  Any representation, warranty or statement made
                ---------------
     or deemed to be made by the Borrower or the Pledgor herein or in any of the other Loan Documents to which such Person is a party or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto (whether such statement or certificate is delivered by or required of the Borrower, the Pledgor or an office of either of them), shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

           (c)  Covenants.  The Borrower shall (i) default in the due
                ---------
     performance or observance of any term, covenant or agreement contained in Sections 6.05 or 6.06 or (ii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 8.01) contained in this Loan Agreement and such default shall continue unremedied for a period of at least thirty (30) days after written notice thereof by the Agent to the Borrower; or

           (d)  Other Loan Documents.  (i) A default shall occur in connection
                --------------------
     with the due performance or observance of any term, covenant or agreement in any of the other Loan Documents (subject to applicable grace or cure periods, if any), or (ii) any Loan Document shall fail to be in full force and effect or to give the Agent the liens, rights, powers and privileges purported to be created thereby (including without limitation, a first priority perfected security interest in, and lien on all of the collateral subject thereto), superior to the prior to the rights of all third Persons and subject to no other liens (except to the extent expressly permitted herein or therein); or

           (e)  Bankruptcy/Insolvency of Borrower or Project Parties.  Any of
                ----------------------------------------------------
     the following: (i) The Borrower or any Specified Project Party shall commence a voluntary case concerning itself under the Bankruptcy Code in Title 11 of the United States Code (as amended, modified, succeeded or replaced, from time to time, the "Bankruptcy Code"), (ii) an involuntary case is commenced against the Borrower or any Specified Project Party under the Bankruptcy Code and the petition is not controverted within 10 days, or dismissed within 60 days, after commencement of the case; (iii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of all or substantially all of the property of the Borrower or any Specified Project Party; (iv) the Borrower or any Specified Project Party commences any other proceeding under any reorganization, arrangement, adjustment of the debt, relief of creditors, dissolution, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Person; (v) there is commenced against the Borrower or any Specified Project Party any such proceeding which remains undissmissed for a period of 60 days; (vi) the Borrower or any Specified Project Party is adjudicated insolvent or bankrupt; (vii) any order of relief or other order approving any such case or proceeding is entered;
(viii) the Borrower or any Specified Project Party suffers appointment of any custodian or the like for it or for any substantial part of its property to continue unchanged or unstayed for a period of 60 days; (ix) the Borrower or any Specified Project Party makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any Specified Project Party for the purpose of effecting any of the foregoing; provided, however, that in
                                                   --------  -------
the case of any Specified Project Party other than Sprint Communications, the occurrence of any of the foregoing events shall not be an Event of Default under this Section 8.01(e) if the Borrower provides evidence satisfactory to the Agent that the Borrower has obtained substitute performance from a third party under each Specified Project Contract to which such Specified Project Party was a party on terms which preserve the economic viability of the Project and are satisfactory to the Lenders; or


     (f)    Defaults under Other Agreements. (i) The Borrower shall (x) default
            -------------------------------
in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any indebtedness or (y) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity;
(ii) a Material Default shall occur under the Telecommunications System Agreement; or (iii) any such-Indebtedness referred to in clause (i) above shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or


     (g)    Judgments.   One or more judgments or decrees shall be entered
            ---------
against the Borrower involving a liability of $1,000,000 or more in any instance, or $1,000,000 or more in the aggregate for all such judgments and decrees (not paid or fully covered by insurance provided by a carrier who has acknowledged coverage) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

        (h)     Ownership/Change of Control.  There shall occur a Change of
                ---------------------------
Control;
        (i)     ERISA.  The Borrower or any member of any Controlled Group shall
                -----
fail to pay when due an amount or amounts aggregating in excess of $500,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Single Employer Plan or Plans with respect to which the aggregate amount of unfunded benefit liabilities (as defined in Section 4001(a)(18)) are in excess of $800,000 (individually and collectively, a "Material Plan") shall be filed under Title IV of ERISA by the Borrower or any
 -------------
member of a Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan and such proceedings or appointment shall not be controverted within fifteen (15) days, or dismissed within sixty (60) days, after commencement thereof; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the Controlled Group to incur a current payment obligation in excess of $800,000; or

        (j)     Project Loss.  The Project shall, in the reasonable judgment of
                ------------
the Lenders, be (i) a Substantial Loss, (ii) stolen or (iii) requisitioned or taken by condemnation, and the Agent shall have given the Borrower 30 days' prior written notice of such judgment; or

        (k)     Governmental Order.  The Borrower shall be prohibited or
                ------------------
otherwise materially restrained from conducting its business by virtue of any governmental order which remains unstayed and in effect for a period of 60 days; or

        (l)     Security Interests.  The Lenders shall cease to have a perfected
                ------------------
first priority security interest in the Security in which a security interest can be perfected by the filing of a financing statement; or

        (m)     Liens.  The Borrower or the Pledgor, as applicable, shall create
                -----
or suffer to exist any lien on any part of the Security, other than the liens created pursuant to or permitted by the Loan Documents, which is not discharged or removed within a period of 30 days, unless a bond or other security equal in amount to the lien and satisfactory to the Lenders shall have been posted by the Borrower; or

        (n)     Taxes.  The Borrower shall fail to pay any tax which would have
                -----
a Material Adverse Effect on the Borrower before the delinquency date thereof, unless the Borrower is contesting such tax in good faith and has either posted bond or established an appropriate reserve; or

           (o)  Insurance.  Failure to maintain insurance coverage as herein
                ---------
     required, subject to continued commercial availability on reasonable terms; or

           (p)  Project Contract Covenant.  The occurrence of a Project Contract
                -------------------------
     Default by the Borrower or a counter-party consisting of a failure to perform a material covenant or condition; provided, however that, with
                                               -----------------
     respect to any Project Party other than the Borrower, such a Project Contract Default shall not be an Event of Default if, within 60 days after the Borrower shall have obtained knowledge of the Project Contract Default, Borrower shall obtain substitute performance from a third party on terms which preserve the economic viability of the Project and are satisfactory to the Lenders;

then, in any such event, and at any time thereafter, the Agent may take any of the following actions without prejudice to the rights of the Lenders to enforce its claims against the Borrower except as otherwise specifically provided for herein:

               (i)    Termination of Obligations.  Declare the Lenders'
                      --------------------------
           obligations terminated;

               (ii)   Acceleration of Loans.  Declare the unpaid principal of
                      ---------------------
           and any accrued interest in respect of the Notes and any and all other indebtedness or obligations of any and every kind owing by the Borrower to the Lenders to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower;

               (iii)  Enforcement of Rights.  Enforce any and all Liens and
                      ---------------------
           security interests in favor of the Agent or the Lenders in respect of the Notes and the Loans and other amounts due, including without limitation all rights and interests created and existing under the Loan Documents, at law or in equity, and all rights of set off; and

               (iv)   Assignment of Project Contracts.  Require that the
                      -------------------------------
           Borrower (x) assign to the Agent, by executing Assignments substantially in the form of Exhibit 8.01(iv)(A) attached hereto, all
                                        -------------------
           Project Contracts not then assigned to the Agent, (y) use its best efforts to cause each counterparty to a Project Contract that has not yet executed a Consent and Agreement to execute a Consent and Agreement substantially in the form of Exhibit 8.01(iv)(B) attached
                                                  -------------------
           hereto and (z) pay any and all expenses associated with the foregoing;

provided, however, that, notwithstanding the foregoing, if an Event of Default
--------
specified in Section 8.01(e) (Bankruptcy) with respect to the Borrower shall occur, then the Notes and the Loans and other indebtedness or obligations owing to the Lenders under the Loan Documents shall immediately become due and payable without the giving of any notice or other action by the Agent or the Lenders.

                                   SECTION 9

                               AGENCY PROVISIONS
                               -----------------

     9.01  Appointment.
           -----------

     Each Lender hereby designates and appoints NationsBank, N.A. as administrative agent (in such capacity as Agent hereunder, the "Agent") of such
                                                                -----
Lender to act as specified herein and the other Loan Documents, and each such Lender hereby authorizes the Agent as the agent for such Lender, to take such action on its behalf under the provisions of this Loan Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated by the terms hereof and of the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any of the other Loan Documents, or shall otherwise exist against the Agent. The provisions of this Section are solely for the benefit of the Agent and the Lenders and neither the Borrower nor the Pledgor shall have any rights as a third party beneficiary of the provisions hereof. In performing its functions and duties under this Loan Agreement and the other Loan Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Borrower or the Pledgor.

     9.02  Delegation of Duties.
           --------------------

     The Agent may execute any of its respective duties hereunder or under the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     9.03  Exculpatory Provisions.
           ----------------------

     Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any of the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or the Pledgor contained herein or in any of the other Loan Documents to which such Person is a party or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection herewith or in connection with the other Loan Documents, or enforceability or sufficiency herefor of any of the other Loan Documents, or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficency of this Loan Agreement, or any of the other Loan Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Borrower or the Pledgor in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of the Borrower or the Pledgor to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Borrower or the Pledgor.

     9.04  Reliance on Communications.
           --------------------------

     The Agent shall be entitled to rely, and shall be fully protected in relying upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower or the Pledgor, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat the Lenders as the owner of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 10.03 hereof. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or under any of the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Loan Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 10.06, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

     9.05  Notice of Default.
           -----------------

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower or the Pledgor referring to the Loan Document, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect in such Default or Event of Default as shall be reasonably directed by the Required Lenders.

     9.06  Non-Reliance on Agent and Other Lenders.
           ---------------------------------------

     Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made it own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Affiliates and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrower and its Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrower and its Affiliates which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

        9.07   Indemnification.
               ---------------

        The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Lender Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Agent in their respective capacities as such in any way relating to or arising out of this Loan Agreement or the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be
                                            --------
liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the payment of all amounts payable hereunder and under the other Loan Documents.

        9.08   Agent in its Individual Capacity.
               --------------------------------

        The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower or the Pledgor as though the Agent were not Agent hereunder. With respect to the Loans made, the Agent shall have the same rights and powers under this Loan Agreement as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

     9.09  Successor Agent.
           ---------------

     The Agent may, at any time, resign upon 20 days' written notice to the Lenders, and be removed with or without cause by the Required Lenders upon 30 days' written notice to the Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation or notice of removal, as appropriate, then the retiring Agent shall select a successor Agent provided such successor is a Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least $400,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent, as appropriate, under this Loan Agreement and the other Loan Documents and the provisions of this Section 9.09 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Loan Agreement.

                                  SECTION 10

                                 MISCELLANEOUS
                                 -------------

     10.01  Notices.
            -------

     Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service with arrangements made for overnight delivery, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other parties hereto:

     if to the Borrower:         Gulf States Transmission Systems, Inc.
                                 910 First Avenue
                                 West Point, Georgia 31833
                                 Attn: Douglas A. Shumate
                                 Telephone: (706) 645-8189
                                 Telecopy:  (706) 645-8989
     if to the Agent:        NationsBank, N.A., as Agent
                             Agency Services
                             NC1-001-15-04
                             101 North Tryon Street, 15th Floor
                             Charlotte, North Carolina 28255
                             Attn: Marie Garcelon
                             Telephone: (704) 388-3918
                             Telecopy: (704) 386-8694

     with a copy to:         NationsBank of Texas, N.A.
                             Communications Finance Group
                             901 Main Street, 64th Floor
                             Dallas, Texas 75202
                             Attn: Doug Stuart
                             Telephone: (214) 508-0922
                             Telecopy: (214) 508-9390


     10.02  Right of Set-Off.
            ----------------

     In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or Affiliates of the Lender wherever located) to or for the credit or the account of the Borrower against the obligations and liabilities of the Borrower to such Lender hereunder, under the Notes, the other Loan Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto.

     10.03  Benefit of Agreement.
            --------------------

            (a)  Generally.  This Loan Agreement shall be binding upon and inure
                 ---------
     to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign
                                    --------
     and transfer any of its interests without prior written consent of the Lenders; provided further that the rights of each Lender to transfer,
              -------- -------
     assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 10.03, provided however that
                                                          --------
     nothing herein shall prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (ii) granting assignments or participation in such Lender's Loans hereunder to its parent company and/or to any affiliate of such Lender which is at least 50% owned by such Lender or its parent company.

          (b)  Assignments.  Each Lender may assign all or a portion of its
               -----------
     rights and obligations hereunder pursuant to an assignment agreement. Any assignment hereunder shall be effective upon delivery to the Agent of written notice of the assignment together with a transfer fee of $2,500 payable to the Agent for its own account. The assigning Lender will give prompt notice to the Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Loan Agreement and the other Loan Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans being assigned. The Borrower agrees that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof) and will execute and deliver all documentation required by the Lenders to facilitate such assignment.

          (c)   Participations.  Each Lender may sell, transfer, grant or assign
                --------------
     participations in all or any part of such Lender's interests and obligations hereunder; provided that (i) such selling Lender shall remain a
                            --------
     "Lender" for all purposes under this Loan Agreement (such selling Lender's obligations under the Loan Documents remaining unchanged) and the participant shall not constitute a Lender hereunder; (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Loan Agreement or the other Loan Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or fees in respect of any Loans in which the participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the Maturity Date, interest or fees in which the participant is participating, or (C) release all or substantially all of the collateral or guaranties (except as expressly provided in the Loan Documents) supporting any of the Loans in which the participant is participating, (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a percent company of the participant) shall be prohibited and (iv) any such participations shall be in a minimum aggregate amount of $5,000,000.00 and in integral multiples of $1,000,000.00 in excess thereof. In the case of any such participation, the participant shall not have any rights under this Loan Agreement or the other Loan Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive additional amounts under Sections 3.01, 3.02, 3.03 and 3.04 on the same basis as if it were a Lender.

     10.04  No Waiver; Remedies Cumulative.
            ------------------------------

     No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between the

Borrower or the Pledgor and the Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower or the Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Lenders to any other or further action in any circumstances without notice or demand.

        10.05  Payment of Expenses, etc.
               ------------------------

        The Borrower agrees to: (i) pay all reasonable out-of-pocket costs and expenses of (A) the Agent and NationsBanc Capital Markets, Inc. ("NCMI") in connection with the negotiation, preparation, execution and delivery and administration of this Loan Agreement and the other Loan Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, special counsel to the Agent) and any amendment, waiver or consent relating hereto or thereto including, but not limited to, any such amendments, waiver or contents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Borrower under this Loan Agreement (including, without limitation, the reasonable fees and disbursements of counsel for the Agent, all reasonable consultants' fees and all reasonable travel and other costs associated with the syndication of the Loans by the Agent and (NCMI) and (B) the Agent and each Lender in connection with enforcement of the Loan Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agent or such Lender); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; (iii) indemnify each of NCMI and each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of, any investigation, litigation or other proceeding (whether or nor any Lender is a party thereto) related to the entering into and/or performance of any Loan Document or the use of proceeds of any Loans (including other extensions of credit) hereunder or the consummation of any other transactions contemplated in any Loan Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expense to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified) and (iv) exonerate, indemnify, pay and protect, defend (with counsel reasonably approved by Agent) and save Agent and NCMI harmless from and against and to reimburse Agent and NCMI for any claims (including, without limitation, third party claims whether for personal injury or real or personal property damage or otherwise), actions, administrative proceedings, (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlements of claims), interest or losses, including reasonable attorneys' and paralegals' fees and expenses (including any such fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), consultant fees, and expert fees, together with all other costs and expenses of any kind or nature (collectively, the "Hazardous Materials Costs") that arise directly or
                           -------------------------
indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in or into the air, soil, groundwater or surface water at, on, about, under or within the Property, or any portion thereof, or elsewhere in connection with the transportation of Hazardous Materials to or from the Property or any violation by Borrower or its predecessors or affiliates of any applicable Environmental Law. Without limiting the generality of the foregoing, the indemnification provided in clause (iv) of this Section 10.05 shall specifically apply to and include claims or actions brought by or on behalf of employees of the Borrower, and the Borrower hereby expressly waives any immunity to which the Borrower may otherwise be entitled under any industrial or worker's compensation laws. Without limiting the generality of the foregoing, the indemnification provided by clause (iv) of this
Section 10.05 shall specifically cover Hazardous Materials Costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any cleanup, containment, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any nongovernmental entity or person because of the presence, suspected presence, release or suspected release of any Hazardous Material in or into the air, soil, groundwater or surface water at, on, about, under or within the Property (or any portion thereof), or elsewhere in connection with the transportation of Hazardous Materials to or from the Property and any claims of third parties for loss or damage due to such Hazardous Materials.

     10.06 Amendments, Waivers and Consents.
           --------------------------------

     Neither this Loan Agreement nor any other Loan Document, nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is approved or consented to in writing by the Required Lenders, provided that no
                                                             --------
such amendment, change, waiver, discharge or termination shall, without the consent of each Lender, (i) extend the scheduled maturities (including the Maturity Date) of any Loan, or any portion thereof, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or fees hereunder or reduce the principal amount thereof, (ii) release the Pledgor from its pledge under the Pledge and Security Agreement, (iii) amend, modify or waive any provision of this Section or Sections 3.02, 3.04, 3.07, 3.08, 4.01, 8.01(a), 10.02, 10.03, 10.05 and 10.09, (iv) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders or (v) consent to the assignment or transfer by the Borrower (or the Pledgor) of any of its rights and obligations under (or in respect of) this Loan Agreement. No provision of
Section 9 may be amended without the consent of the Agent. Any amendment, change, waiver, discharge or termination in accordance with this Section shall be effective only in the specific instance and for the specific purpose for which given.

     10.07 Counterparts.
           ------------

     This Loan Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Loan Agreement to produce or account for more than one such counterpart.

     10.08 Headings.
           --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Loan Agreement.

     10.09 Survival.
           --------

     All indemnities set forth herein, including, without limitation, in Section
10.05 shall survive the execution and delivery of this Loan Agreement, and the making of the Loans, the repayment of the Loans and other obligations and the termination of the obligation to extend Loans hereunder.

     10.10 Governing Law: Submission to Jurisdiction; Venue.
           ------------------------------------------------

           (a) THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action of proceeding with respect to this Loan Agreement or any other Loan Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Loan Agreement, the Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. The Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at its address for notices pursuant to Section 10.01 hereof, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Borrower in any other jurisdiction.

           (b) The Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Loan Agreement or any other Loan Document brought in the courts referred to in subsection (x) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

           (c) TO THE EXTENT PERMITTED BY APPLICABLE LAW EACH OF THE AGENT, THE LENDERS AND THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION,

         PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

         10.11  Severability.
                -------------

         If any provision of any of the Loan Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construcal without giving effect to the illegal, invalid or unenforceable provisions.

         10.12  Entirety.
                ---------

         This Loan Agreement together with the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents or the transactions contemplated and therein.

         10.13  Survival.
                ---------

         All representatives and warranties made by the Borrower herein shall survive delivery of the Notes and the making of the Loans hereunder.

         10.14  Effectiveness.
                --------------

         Notwithstanding anything herein to the contrary, while the execution of this Loan Agreement shall be effective to obligate the Agent and the Lenders to amend and restate the Prior Agreement upon the occurrence of the Effective Date, the amendment and restatement of the Prior Agreement described herein shall not become effective until the Effective Date, and prior to such date the terms and conditions of the Prior Agreement shall continue in full force and effect.

                [Remainder of page intentionally left blank].

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amended and Restated Loan Agreement to be duly executed, the Borrower doing so under seal, and delivered as of the date first above written.

BORROWER:                  GULF STATES TRANSMISSION SYSTEMS,
--------                   INC., A Delaware corporation


By:                         By: /s/ Douglas A. Shumate
   -------------------         ----------------------------
Title:    Secretary                Douglas A. Shumate
      ----                         Vice President and Chief Financial Officer


 (Corporate Seal)


LENDERS:                    NATIONSBANK, N.A
-------                     individually in its capacity as a Lender and in its
                            capacity as Agent


                            By:
                               ----------------------------------
                            Name:
                                 --------------------------------
                            Title:
                                  -------------------------------

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amended and Restated Loan agreement to be duly executed, the Borrower doing so under seal, and delivered as of the date first above written.

BORROWER:                   GULF STATES TRANSMISSION SYSTEMS,
--------                    INC., A Delaware corporation



By:                         By:
   ------------------          --------------------------
Title:     Secretary                Doug A. Shumate
      -----                         Vice President and Chief Financial Officer



 (Corporate Seal)


LENDERS:                     NATIONSBANK,N.A.
-------                      individually in its capacity as a Lender and in its
                             capacity as Agent

                             By:     /s/ Doug Stuart
                                -------------------------
                             Name:      Doug Stuart
                                  -----------------------
                             Title:         SVP
                                   ----------------------

                                SCHEDULE 1.01(a)

                               LENDER INFORMATION

                                                Lender
Lender                                        Percentage
------                                        ----------
NationsBank, N.A.                                100%

Lending Office:
NationsBank, N.A.
Agency Services
NC1-001-15-04
101 North Tryon Street, 15th Floor
Charlotte, North Carolina 28255
Attn:  Marie Garcelon

                                SCHEDULE 1.01(b)

                                APPLICABLE MARGIN



For each of the following types of Loans, the Applicable Margin shall be the rate per annum set forth under the relevant column heading below:

                                          LIBOR Loans        Base Rate Loans
                                          -----------        ---------------
    Prior to September 30, 1997              2.25%                1.25%
    On or after September 30, 1997           2.50%                1.50%

                                SCHEDULE 1.01(c)


                           DESCRIPTION OF THE PROJECT



Part I - The Primary System
---------------------------

The Primary System is a dual fiber optic cable route from Atlanta, Georgia to Birmingham, with a linear extension from Birmingham to Shreveport, Louisiana, and a route from Meridian, Mississippi to Gulfport Mississippi. Meridian is located along the Birmingham to Shreveport extension. The first Atlanta-Birmingham route (Atl-Bham Route A) was an existing route owned by MPX Systems, Inc. which was contributed as equity to the Gulf States Transmission Systems, Inc. Project. The second Atlanta-Birmingham route is a newly constructed route from Atlanta to Birmingham (Atl-Bham Route B). Each of these routes is constructed on power company rights of way using aerial Optical Protected Ground Wire (OPGW) technology. The Birmingham-Shreveport Route is constructed using aerial OPGW from Birmingham to Meridian and then buried along railroad company rights of way from Meridian to Shreveport. The Meridian to Gulfport route consists of power company fiber that was already installed by Mississippi Power Company which is being illuminated by Gulf States. The entire Gulf States Transmission Systems, Inc. project, both the Primary System detailed above and the Secondary System detailed below, will utilize Northern Telecom Electronics to illuminate the fiber optic cable.


Part II - The Secondary System
------------------------------

The Secondary System is an extension of the Primary System from Atlanta, Georgia to Gainesville, Georgia. This extension will be constructed using aerial OPGW along the entire route. The purpose of this extension will be to meet the network of two independent telephone companies which will bridge the gap between Gainesville, Georgia and the South Carolina state line. This combined network will then connect with a 600 mile network throughout the states of North and South Carolina owned by DukeNet, a subsidiary of Duke Power Company.


Part III - Birmingham, Alabama to Montgomery, Alabama Spur
----------------------------------------------------------

The fiber optic route and related electronic equipment between Birmingham ("Wilsonville"), Alabama and Montgomery, Alabama covering approximately 70 route miles.

Part IV - Shreveport, Louisiana to Longview, Texas Spur
-------------------------------------------------------

The fiber optic route and related electronic equipment between Shreveport, Louisiana and Longview, Texas covering approximately 68 route miles.

Part V - Longview, Texas to Dallas, Texas Spur
----------------------------------------------

The planned fiber optic route and related electronic equipment between Longview, Texas and Dallas, Texas covering approximately 170 route miles. As of the Closing Date, this route is not operational or under contract.

                                 SCHEDULE 5.10


                                  LITIGATION


GulfStates FiberNet ("FiberNet") is a defendant in Evergreen Cable & Leasing
                                                   -------------------------
Inc. v Signal Point Systems, Inc. and GulfStates FiberNet, which was filed in
---------------------------------------------------------
Louisiana state court and removed to United States District Court for the Western District of Louisiana. The petition in that action asserts that FiberNet and Signal Point Systems, Inc. ("Signal Point") owe Evergreen Cable & Leasing, Inc. ("Evergreen") $75,014.94 for work performed by Evergreen on FiberNet-owned fiber optic cable line pursuant to a subcontract between Evergreen and Signal Point. Evergreen previously filed a lien in Louisiana against the FiberNet fiber optic network for the amount claimed in the petition. FiberNet, which acknowledges that it owes $75,014.94 either to Evergreen or to Signal Point depending on the outcome of their dispute, has filed a counterclaim interpleading Evergreen and Signal Point as rival claimants to those funds. In addition, FiberNet has asserted claims against both Evergreen and Signal Point for indemnification of all legal expenses, including attorney's fees, incurred by FiberNet in connection with the action based on indemnification provisions in the contract between FiberNet and Signal Point and in the subcontract between Signal Point and Evergreen.

                                 SCHEDULE 5.22

                            RECORDINGS AND FILINGS



A.   Filings showing the Borrower as Debtor:
     --------------------------------------

     1.  UCC-1 filing in Troup County, Georgia
     2.  UCC-3 amendment filing in Troup County, Georgia

B.   Filings showing the Pledgor as Debtor
     -------------------------------------

     1.  UCC-1 filing in Troup County, Georgia

                                 SCHEDULE 5.25

                              HAZARDOUS MATERIALS



                                     None

                               SCHEDULE 7.01(a)

                                 INDEBTEDNESS
                            AS OF JANUARY 31, 1997


1.    Accounts Payable for Gulf States FiberNet to Affiliates aggregating
      $3,503.00.

2. Accounts Payable for Gulf States Transmission Systems, Inc. to Affiliates aggregating $16,826.00.

Since January 31, 1997 the outstanding balances referenced in items 1 and 2 above have increased in the ordinary course of business, but the sum of such balances does not exceed $100,000.

                                 SCHEDULE 7.02

                                PERMITTED LIENS


1. A lien in favor of Evergreen Cable & Leasing, Inc. ("Evergreen") in the amount of $75,014.94 for work performed by Evergreen on a Gulf States FiberNet-owned fiber optic cable line, as described on Schedule 5.10.

2. Liens in respect of the Borrower's capitalized lease obligations in connection with the lease from The Southern Company (or an affiliate thereof) of a portion of its fiber optic telecommunications network running from Birmingham, Alabama to Montgomery, Alabama (provided that such liens relate only to the Borrower's ownership interest, if any, in such fiber optic telecommunications network running from Birmingham, Alabama to Montgomery, Alabama).

                                  EXHIBIT 2.02

                             FORM OF PROMISSORY NOTE

$                                                               March     , 1997
 ---------                                                            ----

     FOR VALUE RECEIVED, GULF STATES TRANSMISSION SYSTEMS, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                  --------
                            (the "Bank"), at the office of NationsBank, N.A.,
---------------------------
a national banking association, as Agent (the "Agent"), at the address set forth
                                               -----
in the Loan Agreement referred to below (or at such other place or places as the holder hereof may designate), the principal sum of up to
                                                         -----------------------
DOLLARS ($                ) pursuant to the terms and conditions of that
          ----------------
certain Amended and Restated Loan Agreement dated as of the date hereof among the Borrower, the Lenders (as defined therein) and the Agent, as amended, modified or replaced from time to time (as so amended, modified or replaced, the "Loan Agreement"). All the terms, conditions, definitions and covenants of such
 --------------
Loan Agreement are expressly made a part hereof in the same manner and with the same effect as if set forth herein at length, any holder of this Note being entitled to the benefits and remedies provided for in the Loan Agreement.

     This Note shall bear interest on the outstanding balance hereof as provided in Section 2.04 of the Loan Agreement and such interest shall be payable as provided in Section 2.04 of the Loan Agreement. The principal amount of this Note shall be due and payable as provided in Section 2.03 of the Loan Agreement.

     In the event the amounts owing under this Note shall be accelerated in accordance with the terms of the Loan Agreement or the other Loan Documents, the amounts owing hereunder shall become immediately due and payable without presentation, demand, protest or notice of any kind, all of which are hereby expressly waived. Further, in the event amounts owing hereunder are not paid when due (including any stated or accelerated maturity), the Borrower agrees to pay promptly upon demand, in addition to principal, interest and other amounts owing hereunder, all costs of collection, including reasonable attorneys' fees and expenses.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal as of the date first above written.

ATTEST:                       GULF STATES TRANSMISSION SYSTEMS,
                              INC., a Delaware corporation

By:                           By:
                 ---------       --------------------------------------
Name:                                 Douglas A. Shumate
     ---------------------            Vice President and Chief Financial Officer
Title:           Secretary
           ------

(Corporate Seal)

                                 EXHIBIT 2.05

                    FORM OF NOTICE OF EXTENSION/CONVERSION

NationsBank, N.A., as Agent
Agency Services, NC1-001-15-04
101 North Tryon Street, 15th Floor
Charlotte, North Carolina 28255
Attention: Marie Garcelon

Ladies and Gentlemen:

     The undersigned, GULF STATES TRANSMISSION SYSTEMS, INC. (the "Borrower"),
                                                                   --------
hereby refers to the Amended and Restated Loan Agreement dated as of
March 27, 1997 (as it may be amended, modified, extended or restated from time to time, the "Loan Agreement"), among the Borrower, the Lenders identified
              --------------
therein and NationsBank, N.A., as Agent (the "Agent"). Capitalized terms used
                                              -----
herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement. The Borrower hereby gives you notice that it requests a Loan [extension/conversion] pursuant to Section 2.05 of the Loan Agreement and in that connection sets forth below the terms on which such [extension/conversion] is requested to be made:

(A)  Date of [extension/conversion]
     (which is a Business Day)
                                  --------------------
(B)  Type of Loan
                                  --------------------
(C)  Principal Amount of Loan
                                  --------------------
(D)  Interest Rate
                                  --------------------
(E)  Interest Period
     (if a LIBOR Rate Loan)
                                  --------------------

     Upon acceptance of Loan [extension/conversion] made by the Bank in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to [extension/conversion] of Loans specified in the Loan Agreement have been satisfied, including but not limited to those set forth in
Section 2.05 thereof.

                    GULF STATES TRANSMISSION SYSTEMS, INC.

                    By:
                       ---------------------------------------------
                    Name:
                             ---------------------------------------
                    Title:                          President
                          --------------------------

                                EXHIBIT 3.04(f)

                    FORM OF U.S. TAX COMPLIANCE CERTIFICATE



     Reference is hereby made to the Amended and Restated Loan Agreement dated as of March 27, 1997 among Gulf States Transmission Systems, Inc., the Lenders party thereto and NationsBank, N.A., as Agent (the "Loan Agreement"). Pursuant
                                                    --------------
to Section 3.04 of the Loan Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.



                                              [NAME OF LENDER]

                                     By:
                                        ---------------------------
                                     Name:
                                     Title:

                                 EXHIBIT 4.02(a)



                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                    Form of

                           Assignment and Acceptance

     THIS ASSIGNMENT AND ACCEPTANCE, dated as of March ___, 1997 is entered into between ___________ ("Assignor") and NATIONSBANK, N.A. ("Assignee").

     Reference is made to the Loan Agreement dated as of July 25, 1995, as amended and modified from time to time thereafter (the "Loan Agreement") among
                                                        --------------
Gulf States FiberNet, the Lenders party thereto and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent and as a Lender. Terms defined in the Loan Agreement are used herein with the same meanings.

     1. The Assignor hereby sells and assigns, without recourse except for inaccuracies regarding the representation and warranty set forth in the next succeeding sentence, to the Assignee, and the Assignee hereby purchases and assumes, without recourse except for inaccuracies regarding the representation and warranty set forth in the next succeeding sentence, from the Assignor, effective upon receipt by the Assignor of the purchase price relating thereto (such purchase price to consist of the outstanding principal amounts, and any other amounts, owing to the Assignor under the Loan Agreement with respect thereto, as agreed between the Assignor and the Assignee) on the effective date set forth below (the "Effective Date"), the interests set forth below (the
                      --------------
"Assigned Interest") in the Assignor's rights and obligations under the Loan
 -----------------
Agreement. The Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Interest and that the Assigned Interest is free and clear of any adverse claim. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 10.03(b) of the Loan Agreement, a copy of which has been received by each such party; provided, however, that the Assignor shall
                                      --------  -------
not be required to pay the Agent $2500 as a transfer fee as required thereunder, such transfer fee having been waived by the Agent as evidenced by the Agent's acknowledgment of this Assignment and Acceptance. From and after the Effective Date (i) the Assignee, if it is not already a Lender under the Loan Agreement, shall be a party to and be bound by the provisions of the Loan Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.

     2. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of North Carolina.

     3.   Terms of Assignment

     (a)  Date of Assignment:                               March ___, 1997

     (b)  Legal Name of Assignor:                 _________________________

     (c)  Legal Name of Assignee:                         NationsBank, N.A.

        (d)     Effective Date of Assignment:                          , 1997
                                                               --------
        (e)     Original Principal Amount of
                Term Loan A Assigned:                           $13,421,052.63

        (f)     Original Principal Amount of
                Term Loan B Assigned:                            $1,578,947.37

        (g)     Total Original Principal Amount
                of Loans Assigned                               $15,000,000.00

See Schedule I attached for a description of the Loans (and the percentage
    ----------
interests therein and relating thereto) which are the subject of this Assignment and Acceptance.

        4. On the Effective Date and concurrently with the delivery by the Borrower of new promissory notes in the original principal amounts set forth below, the Assignor shall surrender to the Borrower the promissory notes it currently holds (which promissory notes are dated March 29, 1996 and in the principal amounts set forth with respect to the Assignor on the attached
Schedule I under the heading "Term Loans Prior to Assignment").

        New Promissory Notes To Be Issued by the Borrower
        -------------------------------------------------
        1.      Term Loan A Note to Assignee: $42,500,000*
        2.      Term Loan B Note to Assignee: $5,000,000*

        * After giving affect to the Assignment and Acceptance dated as of hereof between ___________ and the Assignee; provided, however, that if
                                                     --------  -------
        the Loan Agreement is amended and restated effective as of the Effective Date, new promissory notes shall be issued by the Borrower in accordance with the terms of the Loan Agreement as amended and restated.

The terms set forth above
are hereby agreed to:

                   , as Assignor
-------------------

By:
   --------------------------------

Title:
       ----------------------------


NATIONSBANK, N.A. as Assignee


By:
   --------------------------------

Title:
       ----------------------------

ACKNOWLEDGMENT OF NOTICE:

NATIONSBANK, N.A. (formerly known as
NationsBank, N.A. (Carolinas)), as Agent


By:
   -------------------------------------

Title:
      ----------------------------------


GULF STATES FIBERNET,
as Borrower


By:
   -------------------------------------

Title:
      ----------------------------------

                                EXHIBIT 4.02(b)

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

      This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment"), dated as of
                                                      ----------
March 18, 1997, is by and between GULF STATES FIBERNET, a Georgia general partnership, as assignor (the "Assignor"), and GULF STATES TRANSMISSION SYSTEMS,
                               --------
INC., A Delaware corporation, as assignee (the "Assignee").
                                                --------

      WHEREAS, the Assignor entered into that certain Loan Agreement dated as of July 25, 1995 (as amended and modified, the "Loan Agreement") with the Lenders
                                             --------------
party thereto and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent for the Lenders (the "Agent") and certain other Loan
                                             -----
Documents (as defined in the Loan Agreement) in connection therewith as more particularly described in Schedule I attached hereto (collectively, as amended or modified, the "Assigned Agreements");
                  -------------------

      WHEREAS, the Assignor has agreed to assign to the Assignee all of its rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreements;

      WHEREAS, the Assignee desires to accept the assignment of all of the Assignor's rights, interests, duties, obligations and liabilities in, to and under the Assigned Agreements; and

      WHEREAS, immediately following the assignment and assumption of the Assigned Agreements pursuant to this assignment, (i) ITC Holding Company, Inc. shall acquire SCANA Communications, Inc.'s general partnership interest in the Assignor (the "Partnership Interest") and shall transfer the Partnership
               --------------------
Interest to the Assignee, and (ii) upon receipt of the Partnership Interest, the Assignee shall hold all of the partnership interests in the Assignor and, by operation of law, the Assignor shall be dissolved as a partnership and all of the assets of the Assignor (the "FiberNet Assets") including, without
                                 ---------------
limitation, the Project Contracts more particularly described in Schedule II attached hereto (the "Project Contracts"), shall become assets of the Assignee;
                      -----------------
and

      WHEREAS, the Assignee desires to acknowledge that upon such receipt it will own such right, title and interest in and to the FiberNet Assets (including, without limitation, the Project Contracts) as was owned by the Assignor immediately prior to such receipt.


      NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto agree as follows:

      1.   Assignment of Assigned Agreements.  The Assignor hereby assigns,
           ---------------------------------
transfers and conveys to the Assignee all of its rights, interest, duties, obligations and liabilities in, to and under the Assigned Agreements.

      2.   Assumption of Assigned Agreements.  The Assignee hereby accepts the
           ---------------------------------
assignment contained in Section 1 and assumes all of the duties, obligations and liabilities of the Assignor in, to and under the Assigned Agreements to the same extent as if the Assignee had executed the Assigned Agreements. The Assignee hereby agrees to be bound by the terms and provisions of the Assigned Agreements and accepts all of the Assignor's rights, interests, duties, obligations and liabilities thereunder.

     3.   Agreement to be Bound by Project Contracts.  Immediately following the
          ------------------------------------------
assignment and assumption of the Assigned Agreements pursuant to Sections 1 and 2 above, respectively, and effective upon receipt from ITC Holding Company, Inc. of the Partnership Interest, the Assignee acknowledges that the Assignor shall have been dissolved by operation of law and the Assignee shall own such right, title and interest in and to the FiberNet Assets (including, without limitation, the Project Contracts) as was owned by the Assignor immediately prior to such receipt. The Assignee hereby agrees to be bound by the terms and provisions of the Project Contracts and accepts all of the Assignor's rights, interests, duties, obligations and liabilities thereunder.

     4.   No Modifications.  Nothing contained in this Assignment shall amend or
          ----------------
modify, or be deemed to amend or modify, the Assignment Agreements.

     5.   Governing Law.  This Assignment shall in all respects be governed by,
          -------------
and construed in accordance with, the internal substantive laws of the State of North Carolina, including all matters of construction, validity or interpretation of this Assignment.

     6.   Counterparts.  This Assignment may be executed in several
          ------------
counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

     7.   Binding Nature.  This Assignment shall be binding upon and inure to
          --------------
the benefit of the parties hereto and their successors and assigns.


        [The remainder of this page has been intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment as of the date set forth above.

ASSIGNOR:                           GULF STATES FIBERNET,
                                    a Georgia general partnership


                                    By:
                                       ------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

ASSIGNEE:                           GULF STATES TRANSMISSION SYSTEMS,
                                    INC., a Delaware corporation


                                    By:
                                       ------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

Acknowledged and Agreed to:

NATIONSBANK, N.A., as Agent



By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

                                  Schedule I
                                      to
                      Assignment and Assumption Agreement


                      Description of Assigned Agreements
                      ----------------------------------


1. Loan Agreement dated as of July 25, 1995 among Gulf States FiberNet, the Lenders party thereto and NationsBank, N.A. (formerly known as NationsBank, N.D. (Carolinas)), as Agent for the Lenders, as amended by that certain First Amendment to Loan Agreement dated as of December 29, 1995, that certain Second Amendment to Loan Agreement dated as of March 29, 1996 and that certain Third Amendment to Loan Documents dated as of September 27, 1996.

2. Term Loan A Promissory Notes dated March 29, 1996 in the following amounts and payable to the following payees:

        (a)  $15,657,894.74 Note payable to NationsBank, N.A.
        (b)  $13,421,052.63 Note payable to The Fuji Bank, Limited

3. Term Loan B Promissory Notes dated March 29, 1996 in the following principal amounts and payable to the following payees:

        (a)  $1,842,105.26 Note payable to NationsBank, N.A.
        (b)  $1,578,947.37 Note payable to The Fuji Bank, Limited

4. Term Loan A Promissory Note dated December 21, 1995 in the principal amount of $13,421,052.63 payable to MeesPierson N.V.

5. Term Loan B Promissory Note dated December 21, 1995 in the principal amount of $1,578,947.37 payable to MeesPierson N.V.

6. Security Agreement dated as of July 25, 1995 between Gulf States FiberNet and NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent for the Lenders, as amended by that certain Third Amendment to Loan Documents dated as of September 27, 1996.

7. Those certain Assignments dated as of July 25, 1995 executed by Gulf States FiberNet in connection with the Project contracts (as defined in the Loan Agreement referred to in item number 1 above) and naming NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)) as Agent for the Lenders, as assignee.

8. Those certain Consent and Agreements dated as of July 25, 1995 executed by Gulf States FiberNet's counterparties in connection with the Specified Project Contracts (as defined in the Loan Agreement referred to item number 1 above) and acknowledging an assignment of a

Specified Project Contract to NationsBank, N.A. (formerly known as NationsBank, N.A. (Carolinas)), as Agent for the Lenders, as assignee.

9. ISDA Master Agreement, the Schedule and the Confirmation thereto, each dated as of January 17, 1995, between Gulf States FiberNet and NationsBank,
N.A. (formerly known as NationsBank, N.A. (Carolinas)) relating to interest rate swap transactions.

10. All other documents and agreements, if any, given by Assignor in connection with the Loans (as defined in the Loan Agreement referred to in item number 1 above (the "Loan Agreement") or pursuant to the Loan Agreement.














                              Schedule 1, Page 2

                                  Schedule II
                                      to
                      Assignment and Assumption Agreement


                       Description of Project Contracts
                       --------------------------------

1. Telecommunications System Agreement dated January 26, 1995 between Interstate FiberNet and Sprint Communications Company L.P., which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to that certain Assignment of Contract dated as of March 21, 1995 from Interstate FiberNet to Gulf States FiberNet and that certain Assumption dated as of March 21, 1995 by Gulf States FiberNet accepting such Assignment of Contract, as the same may be amended or modified from time to time.

2. Telecommunications System Maintenance Agreement dated as of January 26, 1995 between Interstate FiberNet and Sprint Communications Company L.P., which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to an Assignment dated as of July 25, 1996, as the same may be amended or modified from time to time.

3. Sprint Communications Company Facilities and Services Agreement dated January 26, 1995 between Sprint Communications Company L.P. and Interstate FiberNet, which was assigned by Interstate FiberNet to Gulf States FiberNet in accordance with an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

4. Specifications for Maintenance of Fiber Regenerator Sites, which was assigned by Interstate FiberNet to Gulf States FiberNet pursuant to an Assignment dated as of March 21, 1995, setting forth Interstate FiberNet's performance obligations regarding all regenerator sites along the fiber cable route from Atlanta, Georgia, to Shreveport, Louisiana, as the same may be amended or modified from time to time.

5. Agreement for Use and Non-Disclosure of Confidential Information dated as of June 6, 1994 between MPX Systems, Inc. and Sprint Communications Company L.P., as the same may be amended or modified from time to time.

6. Operating Agreement dated as of August 11, 1994 between Gulf States FiberNet and Illinois Central Railroad Company, as the same may be amended or modified form time to time.

7. Term Agreement dated as of August 11, 1994 between Gulf States FiberNet and Illinois Central Railroad Company, as the same may be amended or modified from time to time.

8. Revised and Restated Fiber Optic Facilities and Services Agreement dated as of June 9, 1995 by and between Southern Development and Investment Group, Inc., on behalf of itself and as agent for Alabama Power Company, Georgia Power Company, Gulf Power

       Company, Mississippi Power Company, Savannah Electric and Power Company, Southern Electric Generating Company and Southern Company Services, Inc., and MPX Systems, Inc., which was assigned in part by MPX Systems, Inc. to Gulf States FiberNet pursuant to an Assignment dated as of July 25, 1995, as the same may be amended or modified from time to time.

9. Operating Agreement dates as of August 17, 1994 by and between Gulf States FiberNet and Kansas City Southern Railway Company, as the same may be amended or modified from time to time.

10. Fiber Optic Facility Lease Agreement dated as of January 31, 1997 between Southern Telecom 1 and Gulf States FiberNet (originally signed by Interstate FiberNet and assigned effective the same day to Gulf States FiberNet).

11. Fiber System Lease Agreement dated as of January 30, 1996 between CSW Communications, Inc. and Gulf States FiberNet.

12. Network Operating Agreement dated March 25, 1996 among Gulf States FiberNet, TriNet, Inc., Hart Communications, Inc. and SCANA Communications, Inc. (f/k/a MPX Systems, Inc.).

13. The agreement relating to the Longview, Texas to Dallas, Texas spur of the Project (as defined in the Loan Agreement referred to in Assignment and Assumption Agreement), if and when such agreement is executed.

14. All other contracts and agreements relating to the construction, installation, reconstruction, operation, maintenance, repair of or otherwise relating to the Project (as defined in the Loan Agreement referred to in the Assignment and Assumption Agreement).

                              Schedule II, Page 2

                                 EXHIBIT 6.01(d)

                          FORM OF BORROWER CERTIFICATE

           I,            , chief financial officer of GULF STATES TRANSMISSION
             ------------
SYSTEMS, INC. (the "Borrower"), hereby certify that, to the best of my knowledge with respect to that certain Amended and Restated Loan Agreement dated as of March 27, 1997, among the Borrower, the Lenders identified therein and NationsBank, N.A., as Agent (the "Loan Agreement"; all defined terms in the Loan Agreement are incorporated herein by reference):

           1. The Borrower has kept, observed, performed and fulfilled each and every agreement binding on it contained in the Loan Agreement and the other Loan Documents to which it is a party; and

           2. The Borrower is not at this time in default in the keeping, observance, performance or fulfillment of any of the terms, provisions and conditions of any of the Loan Agreement and the other Loan Documents to which it is a party; and

           3. Since                   (the date of the last similar
                   -------------------
              certification) (check as applicable):

                          (a) No Default or Event of Default as specified in
              -----------     Section 8 has occurred.

                          (b) A Default or Event of Default as specified in
                              Section 8 has occurred. The nature and period of existence thereof and the action the Borrower proposes to take with respect thereto are set out below:

           4. The Borrower is in compliance with the financial covenants contained in Section 6.11 as demonstrated by the calculations attached hereto.


Executed under seal this the        day of                     , 1997.
                            --------      ---------------------
                                                             (SEAL)
                                  ---------------------------
                                  Douglas A. Shumate, Chief Financial Officer of GULF STATES TRANSMISSION SYSTEMS,
                                  INC.

                              EXHIBIT 8.01(iv)(A)

                         FORM OF ASSIGNMENT AGREEMENT

                                  ASSIGNMENT
                                  ----------

           KNOW ALL MEN BY THESE PRESENTS, that GULF STATES TRANSMISSION SYSTEMS, INC., a Delaware corporation (the "Borrower"), for valuable
                                            --------
consideration, receipt of which is hereby acknowledged, has sold, assigned, transferred, conveyed and set over and does hereby sell, assign, transfer, convey and set over unto NATIONSBANK, N.A., its successors and assigns, as agent (in such capacity, the "Agent"), its successors and assigns under that certain
                        -----
amended and restated loan agreement dated as of March 27, 1997 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement";
                                                           --------------
capitalized terms used herein that are defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement, unless otherwise defined herein) among the Borrower, the Lenders and the Agent, all the right, title and interest of the Borrower in, to and under (including all moneys due and to become due to the Borrower under), and does hereby grant to the Agent, for the benefit of the Lenders, a first priority security interest in, the following agreement (hereinafter referred to as the "Assigned Agreement"):
                                 ------------------

    [Describe Project Contract with                 (the "Contract Party")]
                                   -----------------      --------------

           1. Collateral. This Assignment is made as collateral security for all
              ----------
obligations of the Borrower as defined in the Amended and Restated Loan Agreement and is subject to all of the terms and conditions of the
Security Agreement dated as of March 27, 1997 between the Borrower and the Agent (herein, as the same may be amended, supplemented or otherwise modified from time to time, called the "Security Agreement"). All the right,
                                        ------------------
title and interest of the Borrower in, to and under the Assigned Agreement shall from the date hereof constitute part of the Collateral as defined in the Security Agreement, for all purposes of the Security Agreement.

           2. Payments. The Borrower hereby irrevocably authorizes and directs
              --------
the Contract Party, upon such Contract Party's receipt of written notice from the Agent that an Event of Default under the Loan Agreement has occurred, to pay all monies due and to become due under or by reason of the Assigned Agreement directly to the Agent or to such other Person or in such other manner as the Agent may hereafter from time to time specify to the Contract Party in writing, until such time as the Agent shall notify the Contract Party that this Assignment has been terminated and released.

           3. No Direct Obligation.
              --------------------

           (a) Except as expressly stated herein, neither this Assignment, nor the receipt by the Agent or any Lender of any payments pursuant hereto, shall cause the Agent or any Lender to be under any obligation to the Borrower or the Contract Party for the performance or observance of any of the representations, warranties, terms or conditions of the Assigned Agreement.

           (b) Notwithstanding this Assignment, (i) the Borrower shall be and remain obligated to the Contract Party to perform all of the Borrower's obligations and agreements under the Assigned Agreement, and (ii) the Contract Party shall be and remain obligated to the Borrower to perform all of its obligations and agreements under the Assigned Agreement.

           4. Notice Copies. The Borrower agrees to deliver to the Agent at the
              -------------
address provided for the Agent in the Loan Agreement (i) a copy of each material notice, demand or request sent by it to the Contract Party with respect to the Assigned Agreement, concurrently with the delivery thereof to the Contract Party, and (ii) a copy of each material notice, demand or request received by it from the Contract Party with respect to the Assigned Agreement, promptly after its receipt thereof from the Contract Party.

           5. No Consents. The Borrower will not consent or agree to any
              -----------
amendment, supplement or other modification of, or waiver or consent with respect to any provision of, the Assigned Agreement without the prior written consent of the Agent.

           6. Power of Attorney. The Borrower does hereby irrevocably constitute
              -----------------
and appoint the Agent its true and lawful attorney-in-fact with full and irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the name of the Agent, for the purpose of carrying out the terms of this Assignment and the Security Agreement, to take any and all action and to execute any and all instruments which may be necessary to accomplish the purposes of this Assignment. This power-of-attorney is a power coupled with an interest and shall be irrevocable.

           7. No Prior Assignment. The Borrower hereby represents and warrants
              -------------------
that it has not heretofore assigned or otherwise disposed of or encumbered any right, title or interest of the Borrower in, to or under the Assigned Agreement or any moneys due or to become due to the Borrower under or by reason thereof, and that the Borrower has the right and power to transfer to the Agent, for the benefit of the Lenders, absolute title to the Borrower's right, title and interest in, to and under the Assigned Agreement and in and to all the moneys due and to become due to the Borrower under the Assigned Agreement.

           8. Benefits and Remedies. All the terms, conditions, definitions and
              ---------------------
covenants of the Loan Agreement are expressly made a part hereof in the same manner and with the same effect as if set forth herein at length, the Agent being entitled to the benefits and remedies provided for in the Loan Agreement.

           9. Governing Law. This Assignment shall be governed by and construed
              -------------
in accordance with the laws of the State of North Carolina.

          10. Effectiveness of Assignment. This Assignment shall be effective
              ---------------------------
upon the execution of the Loan Agreement and the making of the Loans thereunder.

           IN WITNESS WHEREOF, the Borrower has caused this Assignment to be
duly executed under seal and delivered as of               , 1997.
                                            ---------------

                                       GULF STATES TRANSMISSION SYSTEMS,
                                       INC., a Delaware corporation

    [SEAL APPEARS HERE]


                                       By
                                         -------------------------------
                                       Name:

                                       Title:            President
                                             ------------

                              EXHIBIT 8.01(iv)(B)

                         FORM OF CONSENT AND AGREEMENT

     The undersigned,         [name],        a [type of entity] (the "Contract
                     ---------       --------                         --------
Party"), hereby consents to and acknowledges notice of the Assignment of the
-----
                [describe the relevant Project Contract] (the "Assignment", a
----------------                                               ----------
copy of which is attached hereto) from GULF STATES TRANSMISSION SYSTEMS, INC., a Delaware corporation (the "Assignor"), to NATIONSBANK, N.A., as Agent (in such
                           --------
capacity, the "Agent") under that certain amended and restated loan agreement
               -----
dated as of March 27, 1997 (as amended, supplemented or otherwise modified from
                               -------
time to time, the "Loan Agreement"; capitalized terms used herein that are
                   --------------
defined in the Loan Agreement shall have the meanings set forth in the Loan Agreement, unless otherwise defined herein) among the Assignor, the Lenders and the Agent, of all right, title and interest of the Assignor in, to and under the
           [describe the relevant Project Contract] (as the same may be amended,
-----------
supplemented or otherwise modified from time to time, the "Assigned Agreement").
                                                           ------------------
The Contract Party hereby confirms to and agrees with the Agent, for the benefit of the Lenders, and anything in the Assigned Agreement to the contrary notwithstanding:

           1. Direct Payment. Upon receipt of written notice from the Agent that
              --------------
an Event of Default under the Loan Agreement has occurred, the Contract Party will pay all moneys, if any, due and to become due to the Assignor under the Assigned Agreement directly to the Agent or to such other person or in such other manner as the Agent may from time to time specify in writing to the Contract Party, without offset, abatement, withholding or reduction.

           2. No Direct Obligation. Neither the Agent nor the Lenders shall be
              --------------------
liable for the performance or observance of any of the obligations or duties of the Assignor under the Assigned Agreement, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of the Agent or the Lenders owing to the Contract Party except that, insofar as the Agent or any Lender exercises any of its rights under the Assigned Agreement or makes any claims with respect to any payments, deliveries or other obligations under the Assigned Agreement, the terms and conditions of the Assigned Agreement applicable to such exercise of rights or such claims shall apply to, and be binding upon, the Agent or the Lender to the same extent as the Assignor.

           3. Exercise of Rights. After the delivery by the Agent to the
              ------------------
Contract Party of written notice stating that an Event of Default (as such term is defined in the Loan Agreement) has occurred and is continuing, the Agent or any Lender shall be entitled, in the place and stead of the Assignor, to exercise any and all rights of the Assignor under the Assigned Agreement in accordance with the terms of the Assigned Agreement, as the Assigned Agreement may be modified by the terms hereof. Upon any transfer of the rights of the Agent and the Lenders under the Assigned Agreement pursuant to the exercise of the remedies of the Agent or any Lender under the Assignment, (i) the transferee shall succeed to all right, title and interest of the Assignor, the Lenders and the Agent under the Assigned Agreement, and (ii) the Agent and the Lenders shall have no further liabilities, duties or obligations to the Contract Party under the Assignment or the Assigned Agreement.

           4. Consent. The Contract Party will not amend or supplement the
              -------
Assigned Agreement without the prior written consent of the Agent. Without limiting the generality of the foregoing, it is understood that it is Assignor's obligation to seek such consent.

           5. Waiver. In connection with the Assigned Agreement, the Contract
              ------
party hereby waives any and all rights it has under the Assigned Agreement to prohibit an assignment of or transfer of assets or interest under the Assigned Agreement by either Assignor or Agent including, but not limited to, the right to receive any remuneration or payment in connection with the Contract Party granting a consent to any such assignment or transfer. Furthermore, the Contract Party hereby expressly agrees that the Agent, upon the occurrence of an Event of Default (as such term is defined under the Loan Agreement) under the Loan Agreement by Assignor, may assign, sell or otherwise transfer any or all of the right, title or interest of the Agent in, to or under the Assigned Agreement to any third party without the consent of the Contract Party.

           6. Notice Copies. The Contract Party shall furnish to the Agent at
              -------------
its address located at Agency Services, NCI-001-15-04, 101 North Tryon Street, 15th Floor, Charlotte, North Carolina 28255, Attention: Marie Garcelon (with a copy to NationsBank of Texas, N.A., Communications Finance Group, 901 Main Street, 64th Floor, Dallas, Texas 75202, Attention: Doug Stuart), concurrently with the delivery thereof to the Assignor, a copy of each notice or demand delivered by the Contract Party to the Assignor under the Assigned Agreement. Such notice shall be deemed given when received by the Agent at the above address and properly addressed.

           7. Opportunity to Cure. The Contract Party agrees that,
              -------------------
notwithstanding any right it may have under the Assigned Agreement, at law, in equity or otherwise, it shall not terminate the Assigned Agreement unless (a) it shall have given the Agent the longer of (i) the time to cure given the Assignor in the Assigned Agreement and (ii) 180 days from the date the Contract Party has given notice to the Agent of the default or condition and (b) the Assignor, the Agent or any Lender shall not cure or cause to be cured the default or condition giving rise to such right of termination within such time period; provided,
                                                                  --------
however, that if the Agent shall cure or cause to be cured all defaults or
-------
conditions that are susceptible of being cured by the Agent, then any default or condition that is not susceptible of being cured by the Agent shall no longer be deemed to be a default under the Assigned Agreement or a condition that entitles the Contract Party to terminate the Assigned Agreement.

           8. Obligation to Execute New Contract. Without limiting the
              ----------------------------------
provisions of Section 7 hereof, if before the Agent has assumed the Assigned Agreement the Contract Party shall have obtained the right under such Assigned Agreement to terminate the Assigned Agreement, then, concurrent with any termination of the Assigned Agreement by the Contract Party, the Contract Party and the Agent, or the designee of the Agent, shall be deemed to have automatically entered into a new contract with terms identical to the Assigned Agreement. Such new contract will be reduced to writing as soon as is reasonably practicable.

           9. Representations and Warranties. The Contract Party hereby
              ------------------------------
represents and warrants that (a) it is a        [type of entity] duly formed and
                                        --------
validly existing and in good standing under the laws of the State of          ,
                                                                    ----------
(b) the Assigned Agreement is in full force and effect on the date hereof and the Assigned Agreement and this Consent and Agreement constitute valid and binding obligations of the Contract Party enforceable in accordance with their respective terms except as enforceability may be limited by general principles of equity and by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, (c) no consent, license, approval or authorization of, or filing, registration or declaration with, or exemption by, any governmental body, bureau or agency or any other person is required in connection with the execution, delivery and performance by the Contract Party of the Assigned Agreement or this Consent and Agreement, where the failure to have obtained such approval, consent, license, filing, registration, declaration, exemption or authorization would have a material, adverse effect upon the Contract Party's operations to date or its ability to perform its obligations under the Assigned Agreement or this Consent and Agreement, except for (i) those which have been duly obtained and are in full force and effect, (ii) those which are not required to be obtained or made as of the date hereof and as to which the Contract Party has no reason to believe cannot or will not be obtained or made in the normal course of business as and when required, (iii) those which may not be transferable in the normal course of business (e.g. permits, leases and licenses) as to which the Contract Party has no reason to believe that consent for transfer will not be obtainable and (iv) those which have been expressly excluded from a representation and warranty in the Assigned Agreement, (d) the representations and warranties of the Contract Party contained in the Assigned Agreement are true and correct on the date hereof with the same effect as if made on and as of the date hereof, (e) the Contract Party has duly complied with all agreements and conditions contained in the Assigned Agreement required to be performed or complied with by it prior to the date hereof and (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened against or affecting the Contract Party or, to the best knowledge of the Contract Party or against or affecting any of its properties, rights, revenues or assets.

          10. Successors and Assigns. This Consent and Agreement shall be
              ----------------------
binding upon, and inure to the benefit of, the successors and assigns of the Contract Party and shall be binding upon, and inure to the benefit of, the Agent, the Lenders and their respective successors and assigns.

          11. Counterparts. This Consent and Agreement may be executed in any
              ------------
number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

          12. Governing Law. This Consent and Agreement shall be governed by and
              -------------
construed in accordance with the laws of the State of North Carolina.

                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Consent and Agreement to be duly executed, the Contract Party doing so under seal, and
delivered as of                , 1997.
               ----------------

                                          , a
                             -------------   ------------------

                             By:
                                -------------------------------
                                Title:


                             Accepted:


                             NATIONSBANK, N.A.,
                              as Agent



                             By:
                                -------------------------------
                                Title: